                                                               December 31, 1999


                                                                Evergreen Select
                                                                    Equity Funds
                                                               Semiannual Report

                                              Evergreen Select Equity Index Fund
                                            Evergreen Select Special Equity Fund




                           [LOGO OF EVERGREEN FUNDS]        [LOGO OF MUTUAL FUND
                                          SINCE 1932            SERVICE AWARD]

                               Table of Contents

Letter to Shareholders ...................................................    1

Evergreen Select Equity Index Fund
     Fund at a Glance ....................................................    2
     Portfolio Manager Commentary ........................................    3

Evergreen Select Special Equity Fund
     Fund at a Glance ....................................................    5
     Portfolio Manager Commentary ........................................    6

Financial Highlights
     Evergreen Select Equity Index Fund ..................................    8
     Evergreen Select Special Equity Fund ................................   11

Schedule of Investments
     Evergreen Select Equity Index Fund ..................................   15
     Evergreen Select Special Equity Fund ................................   22

Statements of Assets and
Liabilities ..............................................................   25

Statements of Operations .................................................   26

Statements of Changes in Net Assets ......................................   27

Combined Notes to Financial
Statements ...............................................................   29


                                Evergreen Funds

Evergreen Funds is one of the nation's fastest growing investment companies with approximately $80 billion in assets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This semiannual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

               -----------------------------------------------------------------
Mutual Funds:   NOT FDIC INSURED           May lose value . Not bank guaranteed
               -----------------------------------------------------------------


                          Evergreen Distributor, Inc.
   Evergreen Funds(SM) is a service mark of Evergreen Investment Services, Inc.

                             Letter to Shareholders
                             ----------------------
                                 February 2000


Dear Evergreen Shareholders,

We are pleased to provide the Evergreen Select Equity Funds semiannual report for the period ended December 31, 1999.

[PHOTO]

William M. Ennis

[PHOTO]

Dennis Ferro


Continued Strength in the Domestic Economy

Although the U.S. economy is in the ninth year of economic expansion, many believe that valuation levels in some sectors of the stock market are just not sustainable. The second half of 1999 was marked by the S&P 500 falling in the first three months before rebounding nearly 15% in the last three months. While equity investors have experienced a turbulent investment environment over the last six months, concerns about rising interest rates, inflation and Y2K fears in the opening months were stifled resulting in eventually every major market index being driven higher during the fourth quarter of 1999.

The Federal Reserve Bank's "tightening bias" leads many to anticipate further interest rate increases in order to stem even the slightest inflationary pressure. Additional interest hikes would likely have a negative effect on stock prices, which could restrain consumer spending; however, many investors are waiting for just such a scenario to take place, so they can take advantage of lower stock prices as a buying opportunity.

We believe that the economy is still fundamentally strong, and that inflation will stay contained, producing only moderate upward pressure on interest rates. We remain cautiously optimistic about the prospects for continued growth in the markets.

Website Enhancements

Please visit our enhanced website, evergreen-funds.com, for more information about Evergreen Funds. The site offers an array of helpful information including 1999 tax information, an investment education center, interactive calculators to assist your investment planning and provide general information about Evergreen Funds.

We believe that sound investing is about taking steps to meet your long-term financial needs and goals. We remind you to take advantage of your financial advisor's expertise to develop and refine a financial plan that will enable you to meet your objectives. Evergreen Funds offers a broad mix of stock, bond and money market funds that should make it simple for you to choose the most appropriate for your portfolio.

We would like to thank you for your continued investment in Evergreen Funds.

Sincerely,


/s/ William M. Ennis

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.


/s/ Dennis Ferro

Dennis Ferro
Chief Investment Officer
First Union National Bank
Capital Management Group

                                   EVERGREEN
                           Select Equity Index Fund
                   Fund at a Glance as of December 31, 1999


                               PORTFOLIO PROFILE

                                   Philosophy

Evergreen Select Equity Index Fund seeks investment results that achieve price and yield performance similar to the Standard & Poor's 500 Index.

                                    Process

The Fund invests only in stocks represented in the S&P 500 Index. The Fund's cash position is invested in index futures to minimize tracking errors. Portfolio turnover is minimal and is the result of index compositional changes.

                                   Benchmark

Standard & Poor's 500 Index (S&P 500)


                            PERFORMANCE AND RETURNS1

Portfolio Inception
Date: 2/14/1985                              Class I      Class IS      Class A       Class B       Class C
Class Inception Date                        2/14/1985    10/09/1996    11/04/1998    11/03/1998    4/30/1999
Average Annual Returns*
6 months with sales charge                     n/a           n/a          2.45%         2.12%        5.11%
6 months w/o sales charge                     7.68%         7.49%         7.55%         7.12%        7.11%
1 year with sales charge                       n/a           n/a         14.66%        14.48%       17.85%
1 year w/o sales charge                      20.69%        20.34%        20.38%        19.48%       19.85%
3 years                                      26.88%        26.69%        24.71%        25.76%       26.58%
5 years                                      27.94%        27.81%        26.63%        27.50%       27.77%
10 years                                     17.40%        17.34%        16.80%        17.26%       17.32%
Since Portfolio Inception                    17.31%        17.27%        16.90%        17.22%       17.26%
Maximum Sales Charge                           n/a           n/a          4.75%         5.00%        2.00%
                                                                      Front End         CDSC         CDSC
6-month income
dividends per share                        $  0.31      $   0.24      $   0.24      $   0.08      $  0.08
6-month capital gain
distributions per share                    $  0.36      $   0.36      $   0.36      $   0.36      $  0.36

*Adjusted for maximum applicable sales charge, unless otherwise noted.


                                LONG TERM GROWTH

                                    [GRAPH]

                 Ev Select Equity Index         CPI             S&P 500

 12/31/89           10,000                    10,000             10,000
 12/31/90            9,550                    10,611              9,689
31-Dec-91           12,979                    10,936             12,642
31-Dec-92           13,858                    11,253             13,605
31-Dec-93           15,057                    11,562             14,976
31-Dec-94           15,100                    11,872             15,174
31-Dec-95           20,631                    12,173             20,877
31-Dec-96           25,347                    12,577             25,669
31-Dec-97           33,595                    12,791             34,233
31-Dec-98           42,811                    12,998             44,015
31-Dec-99           51,670                    13,354             53,281

1 Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Index returns do not reflect expenses, which have been deducted from the Fund's return. Historical performance shown for Class I prior to its inception is based on the performance of the Class Y Shares of the Fund's predecessors, CoreFund Equity Index Fund from 6/1/1991 through 7/27/1998 and Viking Index Fund from 2/14/1985 through 5/31/1991. Historical performance shown for Classes A, B, and C prior to their inception is based on the performance of (1) the Fund's Class I Shares from 7/27/1998 to the inception of Classes A, B, and C (2) the Class Y Shares of the Fund's predecessor, CoreFund Equity Index Fund from 6/1/1991 through 7/27/1998 and (3) the Class Y Shares of the Fund's predecessor, Viking Index Fund from 2/14/1985 through 5/31/1991. These historical returns for Classes A, B, and C have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A are 0.25%, for Class B are 1.00%, and for Class C are 1.00%. Neither Class Y nor Class I pays a 12b-1 fee. If these fees had been reflected, returns would have been lower.

Historical performance shown for Class IS prior to its inception is based on the performance of (1) the Class A Shares of the Fund's predecessor CoreFund Equity Index Fund from 10/9/1996 to 7/27/1997 (2) the Class Y Shares of the Fund's predecessor CoreFund Equity Index Fund from 6/1/1991 to 10/8/1996 and (3) the Class Y Shares of the Fund's predecessor Viking Index Fund from 2/14/1985 through 5/31/1991. Performance of Class Y for CoreFund Equity Index and Class Y for Viking Index Fund has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.


Comparison of change in value of a $10,000 investment in Evergreen Select Equity Index Fund Class I1, S&P 500 and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged index which does not include transaction costs associated with buying and selling securities nor any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                           Select Equity Index Fund
                         Portfolio Manager Commentary

Portfolio Management

       [PHOTO]

     Eric M. Teal


Eric M. Teal has managed Evergreen Select Equity Index Fund since December 1998. Mr. Teal, Vice President and a Quantitative Equity Analyst, joined First Union National Bank (FUNB) in September 1993, and currently heads the Quantitative Analysis/Portfolio Management Unit within FUNB. He also manages Evergreen Select Diversified Value Fund and is responsible for risk analysis and quantitative management for other Evergreen Select Equity Funds.

Performance

For the six-month period ended December 31, 1999, the Evergreen Select Equity Index Fund, Class I shares, return of 7.68% tracked that of its benchmark, the S&P 500 Index, which returned 7.69% for the same period. Performance does not reflect sales charges.



                                   Portfolio
                                Characteristics
                                ---------------
                               (as of 12/31/1999)

Total Net Assets                                                   $893,507,529
Number of Holdings                                                          500
P/E Ratio                                                                 26.6x
Beta                                                                       1.00


Environment

U.S. equity investors experienced a roller-coaster ride over the past six months, as the S&P 500 fell in the first three months before rebounding nearly 15% in the latter half of the period. Equity investors were concerned by rising interest rates, inflationary and Y2K fears in the opening months, but then simply shrugged off these negative events and drove every major U.S. equity index higher during the fourth quarter of 1999.

Underlying the entire six-month period was the market's insatiable appetite for technology stocks. This ultra-growth segment of the market proved to be the best performer in 1999, and its dramatic rise is the primary reason growth stocks have again outperformed their value-oriented (and technology-deficient) counterparts.

                                Top 5 Industries
                                ----------------
                   (as a percentage of 12/31/1999 net assets)


Information Services & Technology                                        18.7%
Healthcare Products & Services                                            9.1%
Finance & Insurance                                                       8.0%
Retailing & Wholesale                                                     6.2%
Utilities-Telephone                                                       6.1%

                                   EVERGREEN
                            Select Equity Index Fund

                          Portfolio Manager Commentary


Strategy

The Fund seeks investment results that achieve price and yield performance similar to the S&P 500. The Fund invests primarily in stocks represented in the S&P 500. In addition, the portfolio manager utilizes quantitative techniques that balance the risk/reward relationship in portfolio construction.

The Fund has significantly improved performance relative to other index funds during the past few quarters, and was one of the top funds in its peer group during 1999. We continue to use sampling techniques to replicate the return of the S&P 500. Cash flows are invested immediately and index additions and deletions are completed in the most timely and cost effective way. Improved trading strategies and close risk-monitoring have contributed to the Fund's Class I shares rank of 16 out of 107 funds in the competitive Lipper S&P 500 Index fund peer group classification*. Lipper Inc., is an independent monitor of mutual fund performance.


                                Top 10 Holdings
                                ---------------
                  (as a percentage of 12/31/1999 net assets)

Microsoft Corp.                                                            4.7%
General Electric Co.                                                       3.9%
Cisco Systems, Inc.                                                        2.7%
Wal-Mart Stores, Inc.                                                      2.4%
Exxon Mobil Corp.                                                          2.2%
Intel Corp.                                                                2.1%
Lucent Technologies, Inc.                                                  1.8%
International Business Machines Corp.                                      1.5%
Citigroup, Inc.                                                            1.5%
American International Group, Inc.                                         1.3%



Outlook

Looking ahead, we expect the stock market to continue to be shaped by expectations surrounding the direction of interest rates, corporate earnings, as well as trends in domestic and international economies.

Range-bound interest rates will likely affect corporate earnings which are the main driver of stock prices in the coming quarters. At present, low inflation and economic growth worldwide continue to provide a positive backdrop for stocks. However, an upward move in interest rates, which has not been met by a slowing of index gains, may warrant some caution in the near term.




*Source: Lipper Analytical Service Inc., an independent mutual fund rating company. The rankings are based on total return and do not include the effect of a sales charge. Past performance is no guarantee of future results.

                                   EVERGREEN
                          Select Special Equity Fund
                   Fund at a Glance as of December 31, 1999


                               PORTFOLIO PROFILE

                                   Philosophy

Evergreen Select Special Equity Fund seeks capital growth by investing in companies with small market capitalizations.

                                    Process

The Fund employs a "bottom-up" approach to investing, selecting stocks that have passed a rigorous screening process which employs both qualitative and quantitative analysis. To qualify for investment, a stock must meet high expectations for return potential based on growth, value and momentum factors.

                                   Benchmark

                       Russell 2000 Index (Russell 2000)





                            PERFORMANCE AND RETURNS1

Portfolio Inception
Date: 03/15/1994               Class I      Class IS     Class A      Class B      Class C
Class Inception Date          3/15/1994    3/15/1994    8/30/1999    8/30/1999    8/30/1999
Average Annual Returns*
6 months with sales charge         n/a          n/a        16.73%       17.38%       20.38%
6 months w/o sales charge        22.75%       22.71%       22.55%       22.38%       22.38%
1 year with sales charge           n/a          n/a        65.55%       68.51%       71.50%
1 year w/o sales charge          74.31%       73.97%       73.74%       73.51%       73.50%
3 years                          30.07%       29.70%       27.55%       29.01%       29.59%
5 years                          30.15%       29.88%       28.59%       29.67%       29.81%
Since Portfolio Inception        23.31%       23.08%       22.02%       22.96%       23.03%
Maximum Sales Charge               n/a          n/a         4.75%        5.00%        2.00%
                                                         Front End       CDSC         CDSC
6-month capital gain
distributions per share     $     2.19   $     2.19   $     2.19   $     2.19   $     2.19

*Adjusted for maximum applicable sales charge, unless otherwise noted.


                                LONG TERM GROWTH

                                    [GRAPH]

                          Ev Select Spec      CPI      Russell 2000
                              Equity
        3/31/94               10,000        10,000        10,000
       12/31/94                9,731        10,170        10,085
       12/31/95               13,084        10,428        12,953
       12/31/96               16,519        10,774        15,090
       12/31/97               19,738        10,958        18,464
       12/31/98               20,854        11,135        17,994
       12/31/99               36,349        11,440        21,760


Comparison of change in value of a $10,000 investment in Evergreen Select Special Equity Fund Class I1, Russell 2000 and the Consumer Price Index (CPI).

The Russell 2000 is an unmanaged index which does not include transaction costs associated with buying and selling securities nor any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Small capitalization stock investing may offer the potential for greater long term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.


1 Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Index returns do not reflect expenses, which have been deducted from the Fund's return.

Historical performance shown for Classes A, B and C prior to their inception is based on 1) Class IS from 7/27/1998 to their inception, 2) the performance of the Class A Shares of the Fund's predecessor fund, CoreFund Special Equity Fund from 2/21/1995 through 7/26/1998 and 3) the original class of shares of the Fund's predecessor fund from 3/15/1994 to 2/20/1995. The performance has not been adjusted to reflect the differences in the 12b-1 fees applicable to each class. These fees are for Class A 0.25%, for Class B 1.00%, and for Class C 1.00%. If these fees had been reflected, returns for Classes B and C would have been lower. Historical performance shown for Class I prior to its inception is based on the performance of the Class Y Shares of the Fund's predecessor, CoreFund Special Equity Fund. Historical performance shown for Class IS prior to its inception is based on the performance of the Class A Shares of the Fund's predecessor, CoreFund Special Equity Fund, and reflects the same 0.25% 12b-1 fee applicable to Class IS.

The Fund may purchase stocks in initial public offerings. Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Fund's shares.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

                                   EVERGREEN
                          Select Special Equity Fund
                         Portfolio Manager Commentary

Portfolio Management Team




                    [PHOTO]                        [PHOTO]
                   Timothy M.                    Eric M. Teal
                 Stevenson, CFA


Mr. Stevenson has over 19 years of investment experience and serves as the Chief Investment Officer of Meridian Investment Company. In addition to managing the Evergreen Select Special Equity Fund, he is also responsible for the development and ongoing management of long/short equity market-neutral strategy. His previous responsibilities include team leader of First Capital Group's growth-style equity unit and co-manager of the Evergreen Select Strategic Growth Fund.

Eric M. Teal has managed Evergreen Select Equity Index Fund since December 1998. Mr. Teal, Vice President and a Quantitative Equity Analyst, joined First Union National Bank (FUNB) in September 1993, and currently heads the Quantitative Analysis/Portfolio Management Unit within FUNB. He also manages Evergreen Select Diversified Value Fund and is responsible for risk analysis and quantitative management for other Evergreen Select Equity Funds.


                                   Portfolio
                                Characteristics
                                ---------------
                              (as of 12/31/1999)

Total Net Assets                                                 $186,805,507
Number of Holdings                                                        150
P/E Ratio                                                                24.8x
Beta                                                                     1.21


Performance

Evergreen Select Special Equity Fund Class I produced a total return of 22.75% for the six-month period ended December 31, 1999, easily exceeding the 10.95% return of its benchmark, the Russell 2000 Index. The Fund's Class I posted a one-year return of 74.31% compared to a return of 21.26% for the Russell 2000 Index for the same period. The fourth quarter of 1999 was a particularly strong performance period for the Fund, with its 23.12% total return providing a strong finish to an excellent year. Exposure to the technology sector and strong IPO market contributed greatly to the Fund's performance. Class I shares do not reflect any sales charges.

Environment

Small-cap investors were richly rewarded in the last six months of 1999 if they were invested in the technology sector. Returns realized in the small-cap universe were particularly dependent upon an investor's exposure to the fast growing internet and related technology industries, as traditional value-oriented stocks lagged significantly. Some of this disparity in performance is reflected in the returns of the small-cap benchmarks during the last quarter of 1999.


                               Top 5 Industries
                               ----------------
                  (as a percentage of 12/31/1999 net assets)


Information Services & Technology                                          9.4%
Finance & Insurance                                                        9.4%
Retailing & Wholesale                                                      7.0%
Healthcare Products & Services                                             5.9%
Communication Systems & Services                                           5.6%

                                   EVERGREEN
                          Select Special Equity Fund
                          Portfolio Manager Commentary



Strategy

Our exposure to internet-related companies such as F5 Networks and wireless communications companies such as Clearnet Communications helped propel the Fund's return during the last six months of 1999. Another spectacular position for the Fund has been Metromedia Fiber Network, a provider of bandwidth fiber optic communications equipment, which rose 96% in the fourth quarter alone. While the Fund maintained positions in industries outside the technology sector, the amazing returns generated by our technology positions drove our returns in the second half of 1999.

As we entered the month of December, we began to see the emergence of profit-taking by investors in some of our more successful areas of portfolio emphasis such as the technology sector. As the strong momentum began to wane, we initiated steps to reduce those positions and neutralize some of our more aggressive investment bets. Our bottom-up security analysis led us to the conclusion that our heavy weighting in extremely extended technology companies should be reduced until a better risk-reward relationship presented itself. While we remained very optimistic about the prospect of technology companies in the months ahead, we observed greater relative attractiveness in other areas as we ended the period.

We increased our weighting in financial companies and banks in response to the new trends we observed at the end of 1999. Although our previous underweighting in this sector greatly benefited our results during the year, we felt that the sector presented an excellent investment opportunity in the near-term. Examples of new names we added in this sector included Dain Rauscher Corp. (a West-coast provider of individual and institutional investment services) and Southwest-based Imperial Bancorp.

Outlook

We believe the prospect for small-cap growth stocks remains bright. New technologies and the availability of venture capital provide an exciting mix for entrepreneurial activity. New investment opportunities may abound in this environment and the rewards for agile investors may be significant. Our very disciplined approach to stock selection and systematic approach to portfolio construction should continue to help us participate in these investment opportunities in the year ahead.



                                Top 10 Holdings
                                ---------------
                  (as a percentage of 12/31/1999 net assets)

NEXTLINK Communications, Inc., Cl. A                                       3.3%
Metromedia Fiber Network, Inc., Cl. A                                      2.7%
E.W. Blanch Holdings, Inc.                                                 2.4%
Real Networks, Inc.                                                        2.0%
Imperial Bancorp                                                           1.9%
Mark IV Industries, Inc.                                                   1.9%
Toro Co.                                                                   1.9%
Dain Rauscher Corp.                                                        1.9%
Applebee's International, Inc.                                             1.7%
Pacific Sunwear Of California                                              1.5%

                                   EVERGREEN
                            Select Equity Index Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                          Six Months Ended              Year Ended June 30,
                          December 31, 1999 ------------------------------------------------
                             (Unaudited)    1999 (a)    1998      1997    1996 (b)  1995 (b)
 CLASS I SHARES
 Net asset value,
  beginning of period         $  52.06      $  46.27  $  37.39  $  28.47  $  23.79  $  20.54
                              --------      --------  --------  --------  --------  --------
 Income from investment
  operations
 Net investment income            0.28          0.54      0.50      0.51      0.51      0.52
 Net realized and
  unrealized gains                3.67          8.85     10.12      9.16      5.47      4.24
                              --------      --------  --------  --------  --------  --------
 Total from investment
  operations                      3.95          9.39     10.62      9.67      5.98      4.76
                              --------      --------  --------  --------  --------  --------
 Distributions to
  shareholders from
 Net investment income           (0.31)        (0.51)    (0.50)    (0.51)    (0.51)    (0.52)
                              --------      --------  --------  --------  --------  --------
 Net realized gains              (0.36)        (3.09)    (1.24)    (0.24)    (0.79)    (0.99)
 Total distributions to
  shareholders                   (0.67)        (3.60)    (1.74)    (0.75)    (1.30)    (1.51)
                              --------      --------  --------  --------  --------  --------
 Net asset value, end of
  period                      $  55.34      $  52.06  $  46.27  $  37.39  $  28.47  $  23.79
                              --------      --------  --------  --------  --------  --------
 Total return                     7.68%        22.03%    29.17%    34.44%    25.69%    24.45%
 Ratios and supplemental
  data
 Net assets, end of
  period (thousands)          $596,017      $570,864  $315,920  $241,413  $166,350  $112,533
 Ratios to average net
  assets
   Expenses++                     0.30%+        0.30%     0.38%     0.37%     0.35%     0.37%
   Net investment income          1.08%+        1.19%     1.19%     1.63%     1.94%     2.48%
 Portfolio turnover rate             9%           21%       12%       11%       13%       27%

                                 Six Months Ended     Year Ended June 30,
                                 December 31, 1999 ---------------------------
                                    (Unaudited)    1999 (a)   1998    1997 (c)
 CLASS IS SHARES
 Net asset value, beginning of
  period                              $ 52.04      $ 46.27   $ 37.37   $29.62
                                      -------      -------   -------   ------
 Income from investment
  operations
 Net investment income                   0.21         0.45      0.49     0.32
 Net realized and unrealized
  gains                                  3.66         8.81     10.12     8.05
                                      -------      -------   -------   ------
 Total from investment
  operations                             3.87         9.26     10.61     8.37
                                      -------      -------   -------   ------
 Distributions to shareholders
  from
 Net investment income                  (0.24)       (0.40)    (0.47)   (0.38)
                                      -------      -------   -------   ------
 Net realized gains                     (0.36)       (3.09)    (1.24)   (0.24)
 Total distributions to
  shareholders                          (0.60)       (3.49)    (1.71)   (0.62)
                                      -------      -------   -------   ------
 Net asset value, end of period       $ 55.31      $ 52.04   $ 46.27   $37.37
                                      -------      -------   -------   ------
 Total return                            7.49%       21.70%    29.17%   28.58%
 Ratios and supplemental data
 Net assets, end of period
  (thousands)                         $41,275      $38,051   $11,944   $4,507
 Ratios to average net assets
   Expenses++                            0.55%+       0.55%     0.38%    0.37%+
   Net investment income                 0.81%+       0.95%     1.19%    1.51%+
 Portfolio turnover rate                    9%          21%       12%      11%

(a) On July 24, 1998, the assets and liabilities of CoreFund Equity Index Fund ("CoreFund") were acquired by Evergreen Select Equity Index Fund ("Equity Index Fund"). Shareholders of CoreFund, Class A, Class B and Class Y became owners of that number of shares of Equity Index Fund, Class IS, Class IS and Class I, respectively, having an aggregate net asset value equal to the aggregate net asset value of their shares of CoreFund immediately prior to the close of business on July 24, 1998. CoreFund is the accounting survi-vor, its basis of accounting for assets and liabilities and its operating results for the periods prior to July 24, 1998 have been carried forward in these financial statements.
(b) On April 22, 1996, the Class A shares of CoreFund were redesignated as Class Y shares of CoreFund.
(c) For the period from October 9, 1996 (commencement of class operations) to June 30, 1997.
+   Annualized.
++ Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Select Equity Index Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                       Six Months Ended
                                       December 31, 1999    Year Ended
                                          (Unaudited)    June 30, 1999 (a)
CLASS A SHARES
Net asset value, beginning of period       $  52.03          $  45.23
                                           --------          --------
Income from investment operations
Net investment income                          0.20              0.29
Net realized and unrealized gains              3.69              9.87
                                           --------          --------
Total from investment operations               3.89             10.16
                                           --------          --------
Distributions to shareholders from
Net investment income                         (0.24)            (0.27)
Net realized gains                            (0.36)            (3.09)
                                           --------          --------
Total distributions to shareholders           (0.60)            (3.36)
                                           --------          --------
Net asset value, end of period             $  55.32          $  52.03
                                           --------          --------
Total return*                                  7.55%            24.08%
Ratios and supplemental data
Net assets, end of period (thousands)      $ 57,809          $ 38,203
Ratios to average net assets
 Expenses++                                    0.55%+            0.55%+
 Net investment income                         0.82%+            0.96%+
Portfolio turnover rate                           9%               21%

                                       Six Months Ended
                                       December 31, 1999    Year Ended
                                          (Unaudited)    June 30, 1999 (b)
CLASS B SHARES
Net asset value, beginning of period       $  52.00          $  45.26
                                           --------          --------
Income from investment operations
Net investment income                          0.02              0.08
Net realized and unrealized gains              3.66              9.83
                                           --------          --------
Total from investment operations               3.68              9.91
                                           --------          --------
Distributions to shareholders from
Net investment income                         (0.08)            (0.08)
Net realized gains                            (0.36)            (3.09)
                                           --------          --------
Total distributions to shareholders           (0.44)            (3.17)
                                           --------          --------
Net asset value, end of period             $  55.24          $  52.00
                                           --------          --------
Total return*                                  7.12%            23.44%
Ratios and supplemental data
Net assets, end of period (thousands)      $175,930          $107,334
Ratios to average net assets
 Expenses++                                    1.30%+            1.31%+
 Net investment income                         0.07%+            0.21%+
Portfolio turnover rate                           9%               21%

(a) For the period from November 4, 1998 (commencement of class operations) to June 30, 1999.
(b) For the period from November 3, 1998 (commencement of class operations) to June 30, 1999.
+   Annualized.
++ Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
*   Excluding applicable sales charges.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Select Equity Index Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                       Six Months Ended
                                       December 31, 1999    Year Ended
                                          (Unaudited)    June 30, 1999 (a)
CLASS C SHARES
Net asset value, beginning of period        $ 52.06           $50.95
                                            -------           ------
Income from investment operations
Net investment income                          0.03             0.02
Net realized and unrealized gains              3.65             1.11
                                            -------           ------
Total from investment operations               3.68             1.13
                                            -------           ------
Distributions to shareholders from
Net investment income                         (0.08)           (0.02)
Net realized gains                            (0.36)               0
                                            -------           ------
Total distributions to shareholders           (0.44)           (0.02)
                                            -------           ------
Net asset value, end of period              $ 55.30           $52.06
                                            -------           ------
Total return*                                  7.11%            2.22%
Ratios and supplemental data
Net assets, end of period (thousands)       $22,477           $3,489
Ratios to average net assets
 Expenses++                                    1.30%            1.31%+
 Net investment income                         0.08%            0.27%+
Portfolio turnover rate                           9%              21%

(a) For the period from April 30, 1999 (commencement of class operations) to June 30, 1999.
+   Annualized.
++ Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
*   Excluding applicable sales charges.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Special Equity Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                          Six Months Ended       Year Ended June 30,                                Year Ended October 31,
                         December 31, 1999 # ----------------------------       Period Ended       ------------------------
                             (Unaudited)     1999 (f)    1998      1997    June 30, 1996 (c)(d)(e)  1995 (b)     1994 (a)
CLASS I SHARES
Net asset value,
 beginning of period          $  14.20       $  11.25   $ 11.27   $ 11.86          $ 11.42         $      9.37  $     10.00
                              --------       --------   -------   -------          -------         -----------  -----------
Income from investment
 operations
Net investment income
 or loss                         (0.02)         (0.02)    (0.05)     0.02             0.07                0.12         0.06
Net realized and
 unrealized
 gains or losses                  2.94           4.15      1.52      1.81             2.13                2.12        (0.63)
                              --------       --------   -------   -------          -------         -----------  -----------
Total from investment
 operations                       2.92           4.13      1.47      1.83             2.20                2.24        (0.57)
                              --------       --------   -------   -------          -------         -----------  -----------
Distributions to
 shareholders from
Net investment income                0              0         0     (0.03)           (0.07)              (0.12)       (0.06)
Net realized gains               (2.19)         (1.18)    (1.49)    (2.39)           (1.69)              (0.07)           0
                              --------       --------   -------   -------          -------         -----------  -----------
Total distributions to
 shareholders                    (2.19)         (1.18)    (1.49)    (2.42)           (1.76)              (0.19)       (0.06)
                              --------       --------   -------   -------          -------         -----------  -----------
Net asset value, end of
 period                       $  14.93       $  14.20   $ 11.25   $ 11.27          $ 11.86         $     11.42  $      9.37
                              --------       --------   -------   -------          -------         -----------  -----------
Total return                     22.75%         42.02%    14.23%    17.94%           22.27%              24.44%       (5.72%)
Ratios and supplemental
 data
Net assets, end of
 period (thousands)           $144,593       $116,966   $73,981   $71,980          $63,680         $    57,396  $    10,069
Ratios to average net
 assets
 Expenses++                       1.05%+         1.06%     1.10%     0.84%            0.34%+              0.32%        0.15%+
 Net investment income
  or loss                        (0.31%)+       (0.36%)   (0.48%)    0.19%            0.94%+              1.14%        1.06%+
Portfolio turnover rate            108%            99%       62%       74%              72%                129%          39%

(a) For the period from March 15, 1994 (commencement of class operations) to October 31, 1994.
(b) On February 21, 1995, the Shares of the Fund were redesignated as either Retail or Institutional Shares. On that date, the Fund's net investment in-come, expenses and distributions for the period November 1, 1994 through February 20, 1995 were allocated to each class of shares. The basis for the allocation was the relative net assets of each class of shares as of Febru-ary 21, 1995. The results were combined with the results of operations and distributions for each applicable class for the period February 21, 1995 through October 31, 1995. For the year ended October 31, 1995, the Finan-cial Highlights' ratio of expenses, net investment income, total return, and the per share investment activities and distributions reflect this al-location.
(c) For the period from November 1, 1995 to June 30, 1996. The Fund changed its fiscal year end from October 31 to June 30, effective June 30, 1996.
(d) On April 15, 1996, the Conestoga Special Equity Fund was acquired by the CoreFund Special Equity Fund ("CoreFund").
(e) On April 15, 1996, the Institutional Class shares of the CoreFund were ex-changed for Class Y shares and the Retail Class shares of the CoreFund were exchanged for Class A shares of the CoreFund.
(f) On July 24, 1998, the assets and certain liabilities of CoreFund were ac-quired by Evergreen Select Special Equity Fund ("Special Equity Fund"). Shareholders of CoreFund Class Y became owners of that number of shares of Special Equity Fund, Class I, having an aggregate net asset value equal to the aggregate net asset value of their shares of CoreFund immediately prior to the close of business on July 24, 1998. CoreFund is the accounting sur-vivor, its basis of accounting for assets and liabilities and its operating results for the periods prior to July 24, 1998 have been carried forward in these financial statements.
+   Annualized.
++ Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
# Net investment loss is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Special Equity Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                          Six Months Ended      Year Ended June 30,                             Year Ended October 31,
                         December 31, 1999 #  ------------------------      Period Ended      ------------------------
                             (Unaudited)     1999 (f)  1998    1997    June 30, 1996 (c)(d)(e)  1995 (b)     1994 (a)
CLASS IS SHARES
Net asset value,
 beginning of period           $14.05        $11.18   $11.25   $11.85           $11.42           $     9.37  $     10.00
                               ------        ------   ------   ------           ------           ----------  -----------
Income from investment
 operations
Net investment income
 or loss                        (0.04)        (0.06)   (0.10)       0             0.08                 0.12         0.06
Net realized and
 unrealized gains or
 losses                          2.92          4.11     1.52     1.81             2.11                 2.12        (0.63)
                               ------        ------   ------   ------           ------           ----------  -----------
Total from investment
 operations                      2.88          4.05     1.42     1.81             2.19                 2.24        (0.57)
                               ------        ------   ------   ------           ------           ----------  -----------
Distributions to
 shareholders from
Net investment income               0             0        0    (0.02)           (0.07)               (0.12)       (0.06)
Net realized gains              (2.19)        (1.18)   (1.49)   (2.39)           (1.69)               (0.07)           0
                               ------        ------   ------   ------           ------           ----------  -----------
Total distributions to
 shareholders                   (2.19)        (1.18)   (1.49)   (2.41)           (1.76)               (0.19)       (0.06)
                               ------        ------   ------   ------           ------           ----------  -----------
Net asset value, end of
 period                        $14.74        $14.05   $11.18   $11.25           $11.85           $    11.42  $      9.37
                               ------        ------   ------   ------           ------           ----------  -----------
Total return                    22.71%        41.55%   13.78%   17.73%           22.14%               24.44%       (5.72%)
Ratios and supplemental
 data
Net assets, end of
 period (thousands)            $6,929        $4,043   $2,981   $2,347           $1,144           $      734  $    10,069
Ratios to average net
 assets
 Expenses++                      1.30%+        1.31%    1.35%    1.14%            0.37%+               0.27%        0.15%+
 Net investment income
  or loss                       (0.56%)+      (0.61%)  (0.73%)  (0.12%)           0.91%+               1.29%        1.06%+
Portfolio turnover rate           108%           99%      62%      74%              72%                 129%          39%

(a) For the period from March 15, 1994 (commencement of class operations) to October 31, 1994.
(b) On February 21, 1995, the Shares of the Fund were redesignated as either Retail or Institutional Shares. On that date, the Fund's net investment in-come, expenses and distributions for the period November 1, 1994 through February 20, 1995 were allocated to each class of shares. The basis for the allocation was the relative net assets of each class of shares as of Febru-ary 21, 1995. The results were combined with the results of operations and distributions for each applicable class for the period February 21, 1995 through October 31, 1995. For the year ended October 31, 1995, the Finan-cial Highlights' ratio of expenses, net investment income, total return, and the per share investment activities and distributions reflect this al-location.
(c) For the period from November 1, 1995 to June 30, 1996. The Fund changed its fiscal year end from October 31 to June 30, effective June 30, 1996.
(d) On April 15, 1996, the Conestoga Special Equity Fund was acquired by the CoreFund Special Equity Fund ("CoreFund").
(e) On April 15, 1996, the Institutional Class shares of the CoreFund were ex-changed for Class Y shares and the Retail Class shares of the CoreFund were exchanged for Class A shares of the CoreFund.
(f) On July 24, 1998, the assets and certain liabilities of CoreFund were ac-quired by Evergreen Select Special Equity Fund ("Special Equity Fund"). Shareholders of CoreFund Class A and Class B became owners of that number of shares of Special Equity Fund, Class IS, having an aggregate net asset value equal to the aggregate net asset value of their shares of CoreFund immediately prior to the close of business on July 24, 1998. CoreFund is the accounting survivor, its basis of accounting for assets and liabilities and its operating results for the periods prior to July 24, 1998 have been carried forward in these financial statements.
+   Annualized.
++ Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
# Net investment loss is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Special Equity Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                             Period Ended
                                        December 31, 1999 (a) #
                                              (Unaudited)
 CLASS A SHARES
 Net asset value, beginning of period           $ 13.97
                                                -------
 Income from investment operations
 Net investment loss                              (0.03)
 Net realized and unrealized gains                 2.97
                                                -------
 Total from investment operations                  2.94
                                                -------
 Distributions to shareholders from
 Net realized gains                               (2.19)
                                                -------
 Total distributions to shareholders              (2.19)
                                                -------
 Net asset value, end of period                 $ 14.72
                                                -------
 Total return*                                    23.25%
 Ratios and supplemental data
 Net assets, end of period (thousands)          $12,341
 Ratios to average net assets
   Expenses++                                      1.32%+
   Net investment loss                            (0.51%)+
 Portfolio turnover rate                            108%

                                             Period Ended
                                        December 31, 1999 (a) #
                                              (Unaudited)
 CLASS B SHARES
 Net asset value, beginning of period           $ 13.97
                                                -------
 Income from investment operations
 Net investment loss                              (0.08)
 Net realized and unrealized gains                 3.00
                                                -------
 Total from investment operations                  2.92
                                                -------
 Distributions to shareholders from
 Net realized gains                               (2.19)
                                                -------
 Total distributions to shareholders              (2.19)
                                                -------
 Net asset value, end of period                 $ 14.70
                                                -------
 Total return*                                    23.08%
 Ratios and supplemental data
 Net assets, end of period (thousands)          $14,437
 Ratios to average net assets
   Expenses++                                      2.07%+
   Net investment loss                            (1.24%)+
 Portfolio turnover rate                            108%

(a) For the period from August 30, 1999 (commencement of class operations) to December 31, 1999.
+   Annualized.
++ Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
*   Excluding applicable sales charges.
# Net investment loss is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Special Equity Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                            Period Ended
                                       December 31, 1999 (a) #
                                             (Unaudited)
CLASS C SHARES
Net asset value, beginning of period           $13.97
                                               ------
Income from investment operations
Net investment loss                             (0.08)
Net realized and unrealized gains                3.00
                                               ------
Total from investment operations                 2.92
                                               ------
Distributions to shareholders from
Net realized gains                              (2.19)
                                               ------
Total distributions to shareholders             (2.19)
                                               ------
Net asset value, end of period                 $14.70
                                               ------
Total return*                                   22.38%
Ratios and supplemental data
Net assets, end of period (thousands)          $8,506
Ratios to average net assets
 Expenses++                                      2.07%+
 Net investment loss                            (1.23%)+
Portfolio turnover rate                           108%

(a) For the period from August 30, 1999 (commencement of class operations) to December 31, 1999.
+   Annualized.
++ Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
*   Excluding applicable sales charges.
# Net investment loss is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Select Equity Index Fund
                            Schedule of Investments
                         December 31, 1999 (unaudited)


   Shares                                                              Value

 COMMON STOCKS - 95.9%
               Advertising & Related Services - 0.1%
      19,700   Interpublic Group of Companies, Inc. .............   $  1,136,444
                                                                    ------------
               Aerospace & Defense - 1.2%
      65,570   Boeing Co. .......................................      2,725,253
      13,300   General Dynamics Corp. ...........................        701,575
      13,400   Goodrich BF Co. ..................................        368,500
      53,262   Honeywell International, Inc. ....................      3,072,552
      25,800   Lockheed Martin Corp. ............................        564,375
       5,300   Northrop Grumman Corp. ...........................        286,531
      23,100   Raytheon Co., Cl. B...............................        613,594
      13,300   Rockwell International Corp. .....................        636,737
       1,757   Teledyne Technologies, Inc. ......................         16,582
      32,900   United Technologies Corp. ........................      2,138,500
                                                                    ------------
                                                                      11,124,199
                                                                    ------------
               Automotive Equipment & Manufacturing - 1.2%
      11,200   Cooper Tire & Rubber Co. .........................        174,300
       9,913   Dana Corp. .......................................        296,770
      35,515   Delphi Automotive Systems Corp. ..................        559,361
      83,800   Ford Motor Co. ...................................      4,478,062
      44,200   General Motors Corp. .............................      3,212,788
      11,900   Genuine Parts Co. ................................        295,269
      11,280   Goodyear Tire & Rubber Co. .......................        317,955
       5,000   Johnson Controls, Inc. ...........................        284,375
       5,000 * Navistar International Corp., Inc. ...............        236,875
       4,000   Paccar, Inc. .....................................        177,250
      14,700   Pep Boys-Manny Moe & Jack.........................        134,138
       8,000   TRW, Inc. ........................................        415,500
                                                                    ------------
                                                                      10,582,643
                                                                    ------------
               Banks - 4.7%
      26,850   AmSouth Bancorp...................................        518,541
      53,600   Bank of New York Co., Inc. .......................      2,144,000
      80,099   Bank One Corp. ...................................      2,568,174
     118,443   BankAmerica Corp. ................................      5,944,358
      21,800   BB&T Corp. .......................................        596,775
      56,832   Chase Manhattan Corp. ............................      4,415,136
      12,750   Comerica, Inc. ...................................        595,266
      22,250   Fifth Third Bancorp...............................      1,632,594
      65,660   First Union Corp. **..............................      2,154,469
      70,573   Firstar Corp. ....................................      1,490,855
      65,734   FleetBoston Financial Corp. ......................      2,288,365
      13,800   Golden West Financial Corp. ......................        462,300
      16,160   Huntington Bancshares, Inc. ......................        385,820
      30,600   KeyCorp...........................................        677,025
      33,600   Mellon Financial Corp. ...........................      1,144,500
      41,600   National City Corp. ..............................        985,400
      15,200   Northern Trust Corp. .............................        805,600
       8,200   Old Kent Financial Corp...........................        290,075
      20,500   PNC Bank Corp. ...................................        912,250
      14,400   Regions Financial Corp. ..........................        361,800
       7,200   Republic New York Corp. ..........................        518,400
      10,500   SouthTrust Corp. .................................        397,031

   Shares                                                              Value

 COMMON STOCKS - continued
               Banks - continued
      10,600   State Street Corp. ...............................   $    774,462
      12,600   Summit Bancorp....................................        385,875
      21,600   Suntrust Banks, Inc. .............................      1,486,350
      21,300   Synovus Financial Corp. ..........................        423,337
      49,238   U.S. Bancorp......................................      1,172,480
      12,100   Union Planters Corp. .............................        477,194
      13,800   Wachovia Corp. ...................................        938,400
     115,530   Wells Fargo Co. ..................................      4,671,744
                                                                    ------------
                                                                      41,618,576
                                                                    ------------
               Building, Construction & Furnishings - 0.3%
       2,400   Armstrong World Industries, Inc. .................         80,100
      10,100   Centex Corp. .....................................        249,344
      15,500   Deere & Co. ......................................        672,312
       9,000   Fleetwood Enterprises, Inc. ......................        185,625
       5,000   Foster Wheeler Corp. .............................         44,375
       4,400   Kaufman & Broad Home Corp. .......................        106,425
      28,000   Masco Corp. ......................................        710,500
       4,400   Pulte Corp. ......................................         99,000
      10,700   Sherwin Williams Co. .............................        224,700
       7,100   Springs Industries, Inc. .........................        283,556
                                                                    ------------
                                                                       2,655,937
                                                                    ------------
               Business Equipment &
                Services - 0.9%
      42,345   Automatic Data Processing, Inc. ..................      2,281,337
      11,300 * Computer Sciences Corp. ..........................      1,069,262
       6,900   Deluxe Corp. .....................................        189,319
      10,000   Dun & Bradstreet Corp. ...........................        295,000
       8,100   Equifax, Inc. ....................................        190,856
      28,600   First Data Corp. .................................      1,410,337
      15,800   Ikon Office Solutions, Inc. ......................        107,638
      16,950   Paychex, Inc. ....................................        678,000
      18,500 * Seagate Technology................................        861,406
      20,300 * Thermo Electron Corp. ............................        304,500
      45,000   Xerox Corp. ......................................      1,020,938
                                                                    ------------
                                                                       8,408,593
                                                                    ------------
               Capital Goods - 0.2%
      23,100   Caterpillar, Inc. ................................      1,087,144
      11,000   Ingersoll Rand Co. ...............................        605,687
                                                                    ------------
                                                                       1,692,831
                                                                    ------------
               Chemical & Agricultural
                Products - 1.2%
      14,700   Air Products & Chemicals, Inc. ...................        493,369
      15,950   Dow Chemical Co. .................................      2,131,319
      71,499   DuPont (E.I.) De Nemours & Co. ...................      4,709,997
       4,000   Eastman Chemical Co. .............................        190,750
       2,300   Engelhard Corp. ..................................         43,413
       5,900 * FMC Corp. ........................................        338,144
      12,300 * Grace (W.R.) & Co. ...............................        170,662
       4,800   Great Lakes Chemical Corp. .......................        183,300
       7,700   Hercules, Inc. ...................................        214,637
      11,400   PPG Industries, Inc. .............................        713,212

                                   EVERGREEN
                            Select Equity Index Fund
                       Schedule of Investments(continued)
                         December 31, 1999 (unaudited)


   Shares                                                              Value

 COMMON STOCKS - continued
               Chemical & Agricultural
                Products - continued
      11,300   Praxair, Inc. ....................................   $    568,531
      13,075   Rohm & Haas Co. ..................................        531,989
       5,000   Sigma-Aldrich Corp. ..............................        150,313
       9,200   Union Carbide Corp. ..............................        614,100
                                                                    ------------
                                                                      11,053,736
                                                                    ------------
               Communication Systems & Services - 5.9%
      15,400 * Andrew Corp. .....................................        291,637
     227,000 * Cisco Systems, Inc. ..............................     24,317,375
     217,490   Lucent Technologies, Inc. ........................     16,270,971
     195,900 * MCI WorldCom, Inc. ...............................     10,394,944
      29,100 * Tellabs, Inc. ....................................      1,867,856
                                                                    ------------
                                                                      53,142,783
                                                                    ------------
               Consumer Products &
                Services - 3.1%
       5,000   Alberto Culver Co., Cl. B.........................        129,062
       7,400   American Greetings Corp., Cl. A...................        174,825
      17,000   Avon Products, Inc. ..............................        561,000
       5,900   Black & Decker Corp. .............................        308,275
      47,374 * Cendant Corp. ....................................      1,258,372
      15,800   Clorox Co. .......................................        795,925
      41,384   Colgate-Palmolive Co. ............................      2,689,960
      20,700   Eastman Kodak Co. ................................      1,371,375
      15,400   Fort James Corp. .................................        421,575
      74,400   Gillette Co. .....................................      3,064,350
       6,200   H & R Block, Inc. ................................        271,250
      11,900   Hasbro, Inc. .....................................        226,844
       5,300   International Flavors & Fragrances, Inc. .........        200,075
       2,000   Jostens, Inc. ....................................         48,625
       3,300   Liz Claiborne, Inc. ..............................        124,162
      25,850   Mattel, Inc. .....................................        339,281
       6,000   Maytag Corp. .....................................        288,000
      18,191   Newell Rubbermaid, Inc. ..........................        527,539
      18,600   Nike, Inc., Cl. B.................................        921,862
      10,600 * Pactiv Corp. .....................................        112,625
      10,400   Polaroid Corp. ...................................        195,650
      91,900   Procter & Gamble Co. .............................     10,068,794
       5,000   Service Corp. International.......................         34,688
       6,600   Stanley Works.....................................        198,825
      15,300   Tupperware Corp. .................................        259,144
      38,975   Unilever NV.......................................      2,121,702
      10,400   UST, Inc. ........................................        261,950
         615   Water Pik Tech, Inc. .............................          5,881
       5,600   Whirlpool Corp. ..................................        364,350
                                                                    ------------
                                                                      27,345,966
                                                                    ------------
               Diversified Companies - 1.0%
       5,200   Cooper Industries, Inc. ..........................        210,275
       4,400   Fluor Corp. ......................................        201,850
       5,200   ITT Industries, Inc. .............................        173,875
      27,500   Minnesota Mining & Manufacturing Co. .............      2,691,563

   Shares                                                              Value

 COMMON STOCKS - continued
               Diversified Companies - continued
       5,900   National Service Industries, Inc. ................   $    174,050
       8,800 * Owens Illinois, Inc. .............................        220,550
      10,000   Textron, Inc. ....................................        766,875
     116,236   Tyco International, Ltd. .........................      4,518,674
                                                                    ------------
                                                                       8,957,712
                                                                    ------------
               Electrical Equipment &
                Services - 4.6%
      29,100   Emerson Electric Co. .............................      1,669,613
     227,700   General Electric Co. .............................     35,236,575
      10,700   Molex, Inc. ......................................        606,556
      20,300 * Solectron Corp. ..................................      1,931,037
       5,700   Tektronix, Inc. ..................................        221,588
       4,400   Thomas & Betts Corp. .............................        140,250
      21,600 * Xilinx, Inc. .....................................        982,125
                                                                    ------------
                                                                      40,787,744
                                                                    ------------
               Electronic Equipment &
                Services - 0.8%
       6,400 * KLA-Tencor Corp. .................................        712,800
      11,700 * Teradyne, Inc. ...................................        772,200
      55,200   Texas Instruments, Inc. ..........................      5,347,500
                                                                    ------------
                                                                       6,832,500
                                                                    ------------
               Energy - 0.1%
      21,500   Occidental Petroleum Corp. .......................        464,938
                                                                    ------------
               Environmental Services - 0.1%
      18,300 * Allied Waste Industries, Inc. ....................        161,269
       4,200   Millipore Corp. ..................................        162,225
      40,120   Waste Management, Inc. ...........................        689,562
                                                                    ------------
                                                                       1,013,056
                                                                    ------------
               Finance & Insurance - 8.0%
      10,208   Aetna, Inc. ......................................        569,734
      20,600   AFLAC, Inc. ......................................        972,062
      54,500   Allstate Corp. ...................................      1,308,000
      30,700   American Express Co. .............................      5,103,875
      16,916   American General Corp. ...........................      1,283,501
     109,076   American International Group, Inc. ...............     11,793,842
      16,125   Aon Corp. ........................................        645,000
      48,648   Associates First Capital Corp., Cl. A.............      1,334,779
      11,835   Bear Stearns Companies, Inc. .....................        505,946
      12,900   Capital One Financial Corp. ......................        621,619
      12,000   Chubb Corp. ......................................        675,750
      13,300   CIGNA Corp. ......................................      1,071,481
      10,400   Cincinnati Financial Corp. .......................        324,350
     234,193   Citigroup, Inc. ..................................     13,012,349
      23,307   Conseco, Inc. ....................................        416,613
       7,500   Countrywide Credit Industries, Inc. ..............        189,375
      47,300   Federal Home Loan Mortgage Corp. .................      2,226,056
      70,000   Federal National Mortgage Assoc. .................      4,370,625
      16,300   Franklin Resources, Inc. .........................        522,619
      15,400   Hartford Financial Services Group, Inc. ..........        729,575
      31,359   Household International, Inc. ....................      1,168,123

                                   EVERGREEN
                            Select Equity Index Fund
                       Schedule of Investments (continued)
                         December 31, 1999 (unaudited)


   Shares                                                              Value

 COMMON STOCKS - continued
             Finance & Insurance - continued
      11,700 J.P. Morgan & Co., Inc. ............................   $  1,481,512
       7,800 Jefferson Pilot Corp. ..............................        532,350
       8,800 Lehman Brothers Holdings, Inc. .....................        745,250
      13,000 Lincoln National Corp. .............................        520,000
       7,000 Loews Corp. ........................................        424,813
      17,900 Marsh & McLennan Co., Inc. .........................      1,712,806
       7,800 MBIA, Inc. .........................................        411,938
      59,230 MBNA Corp. .........................................      1,614,017
      25,200 Merrill Lynch & Co., Inc. ..........................      2,104,200
       8,000 MGIC Investment Corp. ..............................        481,500
      38,600 Morgan Stanley, Dean Witter & Co. ..................      5,510,150
      11,200 Paine Webber Group, Inc. ...........................        434,700
       6,100 Potlatch Corp. .....................................        272,213
       7,900 Price (T.) Rowe & Associates, Inc. .................        291,806
       4,700 Progressive Corp. ..................................        343,688
      10,800 Providian Financial Corp. ..........................        983,475
      13,000 SAFECO Corp. .......................................        323,375
      55,800 Schwab (Charles) & Co., Inc. .......................      2,141,325
      10,100 SLM Holding Corp. ..................................        426,725
      15,916 St. Paul Companies, Inc. ...........................        536,170
       7,100 Torchmark Corp. ....................................        206,344
      15,757 UnumProvident Corp. ................................        505,209
      39,710 Washington Mutual, Inc. ............................      1,032,460
                                                                    ------------
                                                                      71,881,300
                                                                    ------------
             Food & Beverage Products - 4.5%
      31,895 Albertsons, Inc. ...................................      1,028,614
      30,200 Anheuser Busch Companies, Inc. .....................      2,140,425
      40,272 Archer Daniels Midland Co. .........................        490,815
      19,000 Bestfoods...........................................        998,687
       3,700 Brown Forman Corp., Cl. B...........................        211,825
      31,800 Campbell Soup Co. ..................................      1,230,262
     171,810 Coca Cola Co. ......................................     10,007,932
      28,800 Coca Cola Enterprises, Inc. ........................        579,600
      31,800 Conagra, Inc. ......................................        717,488
       3,500 Coors Adolph Co., Cl. B.............................        183,750
      10,500 Darden Restaurants, Inc. ...........................        190,313
      12,000 Fortune Brands, Inc. ...............................        396,750
      20,800 General Mills, Inc. ................................        743,600
       6,500 Great Atlantic & Pacific Tea, Inc. .................        181,188
      23,450 H.J. Heinz Co. .....................................        933,603
      12,200 Hershey Foods Corp. ................................        579,500
      26,300 Kellogg Co. ........................................        810,369
      54,500 * Kroger Co. .......................................      1,028,687
      92,500 McDonald's Corp. ...................................      3,728,906
      24,000 Nabisco Group Holding Corp. ........................        255,000
      99,800 Pepsico, Inc. ......................................      3,517,950
     163,900 Philip Morris Companies, Inc. ......................      3,800,431
       9,000 Quaker Oats Co. ....................................        590,625
      22,700 Ralston Purina Co. .................................        632,763
      66,400 Sara Lee Corp. .....................................      1,464,950
      28,900 Seagram Co., Ltd. ..................................      1,298,694
      22,800 SYSCO Corp. ........................................        902,025
      11,000 * Tricon Global Restaurants, Inc. ..................        424,875

   Shares                                                              Value

 COMMON STOCKS - continued
             Food & Beverage Products -continued
       5,800 Wendy's International, Inc. ........................   $    119,625
       9,500 Winn Dixie Stores, Inc. ............................        227,406
       9,300 Wrigley (W.M.) Junior Co. ..........................        771,319
                                                                    ------------
                                                                      40,187,977
                                                                    ------------
             Forest Products - 0.0%
       7,800 Willamette Industries, Inc. ........................        362,213
                                                                    ------------
             Gold Mining - 0.0%
      23,300 Homestake Mining Co. ...............................        182,031
      19,400 Placer Dome, Inc. ..................................        208,550
                                                                    ------------
                                                                         390,581
                                                                    ------------
             Healthcare Products &
              Services - 9.1%
     107,600 Abbott Laboratories ................................      3,907,225
       8,600 Allergan, Inc. .....................................        427,850
       6,400 * Alza Corp. .......................................        221,600
      89,200 American Home Products Corp. .......................      3,517,825
      73,000 * Amgen, Inc. ......................................      4,384,562
       3,800 Bausch & Lomb, Inc. ................................        260,063
      19,600 Baxter International, Inc. .........................      1,231,125
       7,200 Biomet, Inc. .......................................        288,000
      27,100 * Boston Scientific Corp. ..........................        592,813
     138,300 Bristol-Myers Squibb Co. ...........................      8,877,131
       3,700 C.R. Bard, Inc. ....................................        196,100
      18,700 Cardinal Health, Inc. ..............................        895,262
      37,950 Columbia/HCA Healthcare Corp. ......................      1,112,409
      20,400 * Guidant Corp. ....................................        958,800
      29,200 * HEALTHSOUTH Corp. ................................        156,950
      25,700 * Humana, Inc. .....................................        210,419
      21,200 IMS Health, Inc. ...................................        576,375
      96,300 Johnson & Johnson...................................      8,967,937
      77,700 Lilly (Eli) & Co. ..................................      5,167,050
       5,400 Mallinckrodt, Inc. .................................        171,788
      11,700 * Manor Care, Inc. .................................        187,200
      17,829 McKesson HBOC, Inc. ................................        402,267
      86,000 Medtronic, Inc. ....................................      3,133,625
     169,900 Merck & Co., Inc. ..................................     11,393,919
      46,500 Monsanto Co. .......................................      1,656,562
       7,400 PE Corp-PE Biosystems Group.........................        890,313
     268,000 Pfizer, Inc. .......................................      8,693,250
      34,755 Pharmacia & Upjohn, Inc. ...........................      1,563,975
       9,100 * Quintiles Transnational Corp. ....................        170,056
     100,200 Schering-Plough Corp................................      4,227,187
       5,100 Shared Medical System Corp..........................        259,781
       5,200 * St. Jude Medical, Inc. ...........................        159,575
      20,000 * Tenet Healthcare Corp. ...........................        470,000
      11,400 United Healthcare Corp. ............................        605,625
      59,300 Warner-Lambert Co. .................................      4,858,894
       7,800 * Watson Pharmaceuticals, Inc. .....................        279,338
       4,000 * Wellpoint Health Networks, Inc., Cl. A............        263,750
                                                                    ------------
                                                                      81,336,601
                                                                    ------------

                                   EVERGREEN
                            Select Equity Index Fund
                       Schedule of Investments(continued)
                         December 31, 1999 (unaudited)


   Shares                                                              Value

 COMMON STOCKS - continued
               Industrial Specialty Products & Services - 0.9%
       7,300 * Advanced Micro Devices, Inc. .....................   $    211,244
       4,000   Bemis Co., Inc. ..................................        139,500
      16,900   Corning, Inc. ....................................      2,179,044
       4,000   Crane Co. ........................................         79,500
       2,000   Cummins Engine, Inc. .............................         96,625
       9,000   Danaher Corp. ....................................        434,250
      14,300   Dover Corp. ......................................        648,862
       4,400   Eaton Corp. ......................................        319,550
      10,500   Ecolab, Inc. .....................................        410,812
      20,600   Illinois Tool Works, Inc. ........................      1,391,787
      19,300   Leggett & Platt, Inc. ............................        413,744
       5,000 * McDermott International, Inc. ....................         45,313
       8,700   Pall Corp. .......................................        187,594
       6,275   Parker Hannifin Corp. ............................        321,986
       4,800   Perkinelmer, Inc. ................................        200,100
       7,700   Snap-on, Inc. ....................................        204,531
      10,500   Timken Co. .......................................        214,594
       6,600   Vulcan Materials Co. .............................        263,587
                                                                    ------------
                                                                       7,762,623
                                                                    ------------
               Information Services & Technology - 18.7%
      25,100 * 3Com Corp. .......................................      1,179,700
       6,500 * Adaptec, Inc. ....................................        324,188
       8,600   Adobe Systems, Inc. ..............................        578,350
     154,800 * America Online, Inc. .............................     11,677,725
      11,200 * Analog Devices, Inc. .............................      1,041,600
      11,700 * Apple Computer....................................      1,202,906
      26,700 * Applied Materials, Inc. ..........................      3,382,556
       5,000   Autodesk, Inc. ...................................        168,750
      18,100 * BMC Software, Inc. ...............................      1,446,869
      11,200 * Cabletron Systems, Inc. ..........................        291,200
       9,200 * Ceridian Corp. ...................................        198,375
       6,000 * Citrix Systems, Inc. .............................        738,000
     120,985   Compaq Computer Corp. ............................      3,274,157
      37,175   Computer Associates International, Inc. ..........      2,599,927
      25,000 * Compuware Corp. ..................................        931,250
       4,600 * Comverse Technology, Inc. ........................        665,850
     175,800 * Dell Computer Corp. ..............................      8,965,800
      35,600   Electronic Data Systems Corp. ....................      2,382,975
      70,210 * EMC Corp. ........................................      7,670,442
      21,600 * Gateway, Inc. ....................................      1,556,550
      70,800   Hewlett-Packard Co. ..............................      8,066,775
     231,700   Intel Corp. ......................................     19,071,806
     125,500   International Business Machines Corp. ............     13,554,000
       9,200 * Lexmark International Group, Inc., Cl. A..........        832,600
       9,800 * LSI Logic.........................................        661,500
      19,200 * Micron Technology, Inc. ..........................      1,492,800
     358,500 * Microsoft Corp. ..................................     41,854,875
      11,000 * National Semiconductor Corp. .....................        470,937
       9,200 * Network Appliance, Inc. ..........................        764,175

   Shares                                                              Value

 COMMON STOCKS - continued
               Information Services & Technology - continued
      23,200 * Novell, Inc. .....................................   $    926,550
      95,893 * Oracle Systems Corp. .............................     10,746,009
      16,700 * Parametric Technology Corp. ......................        451,944
      13,700 * Peoplesoft, Inc. .................................        291,981
      29,400 * Silicon Graphics, Inc. ...........................        288,488
     107,600 * Sun Microsystems, Inc. ...........................      8,332,275
      21,700 * Unisys Corp. .....................................        693,044
      18,300 * Yahoo!, Inc. .....................................      7,918,181
                                                                    ------------
                                                                     166,695,110
                                                                    ------------
               Iron & Steel - 0.0%
      10,000 * Bethlehem Steel Corp. ............................         83,750
                                                                    ------------
               Leisure & Tourism - 0.3%
      14,700   Brunswick Corp. ..................................        327,075
      41,000   Carnival Corp., Cl. A.............................      1,960,312
      21,100   Hilton Hotels Corp. ..............................        203,087
      13,000 * Mirage Resorts, Inc. .............................        199,063
                                                                    ------------
                                                                       2,689,537
                                                                    ------------
               Metals & Mining - 0.1%
      27,300   Barrick Gold Corp. ...............................        482,869
       9,470   Newmont Mining Corp. .............................        232,015
                                                                    ------------
                                                                         714,884
                                                                    ------------
               Machinery - Diversified - 0.0%
      12,400   Milacron, Inc. ...................................        190,650
                                                                    ------------
               Manufacturing - Distributing - 0.0%
       3,200   Briggs & Stratton Corp. ..........................        171,600
                                                                    ------------
               Metal Products & Services - 0.6%
      15,200   Alcan Aluminum, Ltd. .............................        626,050
      26,700   Alcoa, Inc. ......................................      2,216,100
       6,150   Allegheny Technologies, Inc. .....................        137,991
      21,700   Becton Dickinson & Co. ...........................        580,475
       8,200   Crown Cork & Seal Co., Inc. ......................        183,475
       9,700 * Freeport McMoran Copper & Gold, Inc., Cl. B.......        204,912
      12,600   Inco, Ltd. .......................................        296,100
       4,400   Nucor Corp. ......................................        241,175
       8,400   Phelps Dodge Corp. ...............................        563,850
       3,500   Reynolds Metals Co. ..............................        268,187
       8,000   USX United States Steel Group.....................        264,000
       7,000   Worthington Industries, Inc. .....................        115,938
                                                                    ------------
                                                                       5,698,253
                                                                    ------------
               Office Equipment & Supplies - 0.1%
      18,400   Pitney Bowes, Inc. ...............................        888,950
                                                                    ------------
               Oil/Energy - 5.1%
       6,000   Amerada Hess Corp. ...............................        340,500
       9,700   Anadarko Petroleum Corp. .........................        331,013
       8,500   Apache Corp. .....................................        313,969
       3,900   Ashland, Inc. ....................................        128,456
      22,500   Atlantic Richfield Co. ...........................      1,946,250
      14,900   Burlington Resources, Inc. .......................        492,631

                                   EVERGREEN
                            Select Equity Index Fund
                      Schedule of Investments (continued)
                         December 31, 1999 (unaudited)


   Shares                                                             Value

 COMMON STOCKS - continued
               Oil/Energy - continued
      46,600   Chevron Corp. ...................................   $  4,036,725
      14,000   Coastal Corp. ...................................        496,125
      42,062   Conoco, Inc., Cl. B..............................      1,046,292
       6,000   Consolidated Natural Gas Co. ....................        389,625
      14,900   El Paso Energy Corp. ............................        578,306
      51,800   Enron Corp. .....................................      2,298,625
     239,928   Exxon Mobil Corp. ...............................     19,329,182
       6,292   Kerr-McGee Corp. ................................        390,104
      17,300   Phillips Petroleum Co. ..........................        813,100
     148,300   Royal Dutch Petroleum Co. .......................      8,962,881
      12,600   Sunoco, Inc. ....................................        296,100
      37,700   Texaco, Inc. ....................................      2,047,581
       9,500   Tosco Corp. .....................................        258,281
      14,629   Union Pacific Resource Group, Inc. ..............        186,520
      15,000   Unocal Corp. ....................................        503,438
      22,300   USX Marathon Group...............................        550,531
                                                                   ------------
                                                                     45,736,235
                                                                   ------------
               Oil Field Services - 0.5%
      21,000   Baker Hughes, Inc. ..............................        442,312
      30,400   Halliburton Co. .................................      1,223,600
      11,600 * Rowan Companies, Inc. ...........................        251,575
      36,600   Schlumberger, Ltd. ..............................      2,058,750
       7,085   Transocean Sedco Forex, Inc. ....................        238,676
                                                                   ------------
                                                                      4,214,913
                                                                   ------------
               Paper & Packaging - 0.9%
       7,400   Avery Dennison Corp. ............................        539,275
       2,800   Ball Corp. ......................................        110,250
       5,401   Boise Cascade Corp. .............................        218,741
       6,400   Champion International Corp. ....................        396,400
      10,800   Georgia-Pacific Corp. ...........................        548,100
      28,344   International Paper Co. .........................      1,599,664
      37,804   Kimberly-Clark Corp. ............................      2,466,711
      15,200   Louisiana Pacific Corp. .........................        216,600
       7,400   Mead Corp. ......................................        321,437
       5,361 * Sealed Air Corp. ................................        277,767
       2,800   Temple Inland, Inc. .............................        184,625
       5,000   Westvaco Corp. ..................................        163,125
      16,106   Weyerhaeuser Co. ................................      1,156,612
                                                                   ------------
                                                                      8,199,307
                                                                   ------------
               Printing, Publishing, Broadcasting &
                Entertainment - 3.2%
      52,432 * CBS Corp. .......................................      3,352,371
      23,000 * Clear Channel Communications, Inc. ..............      2,052,750
      53,600   Comcast Corp., Cl. A.............................      2,710,150
     140,778   Disney (Walt) Co. ...............................      4,117,756
       6,800   Donnelley (R.R.) & Sons Co. .....................        168,725
       6,200   Dow Jones & Co., Inc. ...........................        421,600
      18,300   Gannett Co., Inc. ...............................      1,492,594
       9,300 * Harrahs Entertainment, Inc. .....................        245,869
       7,100   Knight-Ridder, Inc. .............................        422,450

   Shares                                                             Value

 COMMON STOCKS - continued
              Printing, Publishing, Broadcasting &
               Entertainment - continued
      14,000   McGraw-Hill Companies, Inc. .....................   $    862,750
       4,700   Meredith Corp. ..................................        195,931
      12,200   New York Times Co., Cl. A........................        599,325
      11,800   Omnicom Group, Inc. .............................      1,180,000
      89,300   Time Warner, Inc. ...............................      6,468,669
       4,000   Times Mirror Co., Ser. A.........................        268,000
      18,900   Tribune Co. .....................................      1,040,681
      50,252 * Viacom, Inc., Cl. B..............................      3,037,105
                                                                   ------------
                                                                     28,636,726
                                                                   ------------
               Real Estate - 0.1%
      15,400   Marriott International, Inc., Cl. A..............        486,062
                                                                   ------------
               Retailing & Wholesale - 6.2%
       7,700 * Autozone, Inc. ..................................        248,806
       9,100 * Bed Bath & Beyond, Inc. .........................        316,225
      13,000 * Best Buy Co., Inc. ..............................        652,438
      14,100   Circuit City Stores, Inc. .......................        635,381
      12,200 * Consolidated Stores Corp. .......................        198,250
      14,400 * Costco Wholesale Corp. ..........................      1,314,000
      25,100   CVS Corp. .......................................      1,002,431
      30,300   Dayton Hudson Corp. .............................      2,225,156
      10,100   Dillards, Inc., Cl. A............................        203,894
      15,425   Dollar General Corp. ............................        350,919
      13,400 * Federated Department Stores, Inc. ...............        677,538
      61,800   Gap, Inc. .......................................      2,842,800
       3,600   Harcourt General, Inc. ..........................        144,900
     159,297   Home Depot, Inc. ................................     10,921,801
      18,300   J.C. Penney Co., Inc. ...........................        364,856
      34,750 * Kmart Corp. .....................................        349,672
      10,200 * Kohl's Corp. ....................................        736,312
      14,094   Limited, Inc. ...................................        610,446
       7,100   Longs Drug Stores Corp. .........................        183,269
      26,600   Lowe's Companies, Inc. ..........................      1,589,350
      25,800   May Department Stores Co. .......................        832,050
       1,084   Neiman Marcus Group, Cl. B.......................         29,200
       9,500   Nordstrom, Inc. .................................        248,781
      24,100 * Office Depot, Inc. ..............................        263,594
      25,900   Rite Aid Corp. ..................................        289,756
       3,100   Russell Corp. ...................................         51,925
      34,100 * Safeway, Inc. ...................................      1,212,681
      25,900   Sears, Roebuck & Co. ............................        788,331
      32,450 * Staples, Inc. ...................................        673,338
       9,000   SuperValu, Inc. .................................        180,000
      13,000   Tandy Corp. .....................................        639,438
      19,700   TJX Co., Inc. ...................................        402,619
      16,900 * Toys "R" Us, Inc. ...............................        241,881
       6,000   W.W. Grainger, Inc. .............................        286,875
     309,390   Wal-Mart Stores, Inc. ...........................     21,386,584
      72,800   Walgreen Co. ....................................      2,129,400
                                                                   ------------
                                                                     55,224,897
                                                                   ------------

                                   EVERGREEN
                            Select Equity Index Fund
                      Schedule of Investments (continued)
                         December 31, 1999 (unaudited)


   Shares                                                              Value

 COMMON STOCKS - continued
               Telecommunication Services & Equipment - 3.6%
       9,700 * ADC Telecommunications, Inc. .....................   $    703,856
       9,300   Centurytel, Inc. .................................        440,588
      11,300 * General Instrument Corp. .........................        960,500
      51,885 * Global Crossing, Ltd. ............................      2,594,250
      41,400 * MediaOne Group, Inc. .............................      3,180,037
      42,500   Motorola, Inc. ...................................      6,258,125
      92,200   Nortel Networks Corp. ............................      9,312,200
      45,600 * Qualcomm, Inc. ...................................      8,031,300
       6,000   Scientific Atlanta, Inc. .........................        333,750
                                                                    ------------
                                                                      31,814,606
                                                                    ------------
               Textile & Apparel - 0.0%
       7,900   V.F. Corp. .......................................        237,000
                                                                    ------------
               Transportation - 0.7%
      10,000 * AMR Corp. ........................................        670,000
      30,992   Burlington Northern Santa Fe Corp. ...............        751,556
      14,000   CSX Corp. ........................................        439,250
       9,000   Delta Air Lines, Inc. ............................        448,313
      19,000 * FDX Corp. ........................................        777,812
       7,500   Kansas City Southern Industries, Inc. ............        559,688
      25,600   Norfolk Southern Corp. ...........................        524,800
       6,200   Ryder Systems, Inc. ..............................        151,513
      36,300   Southwest Airlines Co. ...........................        587,606
      19,700   Union Pacific Corp. ..............................        859,412
       7,200 * US Airways Group, Inc. ...........................        230,850
                                                                    ------------
                                                                       6,000,800
                                                                    ------------
               Utilities - Electric - 1.5%
      16,500 * AES Corp. ........................................      1,233,375
       8,600   Ameren Corp. .....................................        281,650
      14,100   American Electric Power Co., Inc. ................        452,962
       9,100   Carolina Power & Light Co. .......................        276,981
       8,500   Cinergy Corp. ....................................        205,063
       6,300   CMS Energy Corp. .................................        196,481
      17,600   Consolidated Edison, Inc. ........................        607,200
       9,500   Constellation Energy Group, Inc. .................        275,500
      13,100   Dominion Resources, Inc. .........................        514,175
      10,300   DTE Energy Co. ...................................        323,163
      24,286   Duke Power Co. ...................................      1,217,336
      21,800   Edison International..............................        570,887
      21,900   Entergy Corp. ....................................        563,925
      17,200   Firstenergy Corp. ................................        390,225

   Shares                                                              Value

 COMMON STOCKS - continued
               Utilities - Electric - continued
       6,300   Florida Progress Corp. ...........................   $    266,569
      11,000   FPL Group, Inc. ..................................        470,937
      11,900   GPU, Inc. ........................................        356,256
       6,800   New Century Energies, Inc. .......................        206,550
      12,600 * Niagara Mohawk Holdings, Inc. ....................        175,613
       7,700   Northern State Power Corp. .......................        150,150
      13,300   PECO Energy Co. ..................................        462,175
      27,200   PG&E Corp. .......................................        557,600
       5,500   Pinnacle West Capital Corp. ......................        168,094
      11,500   PP&L Resources, Inc. .............................        263,063
      14,900   Public Service Enterprise Group, Inc. ............        518,706
      21,000   Reliant Energy, Inc. .............................        480,375
      16,314   Sempra Energy.....................................        283,456
      46,600   Southern Co. .....................................      1,095,100
      18,185   Texas Utilities Co. ..............................        646,704
                                                                    ------------
                                                                      13,210,271
                                                                    ------------
               Utilities - Gas - 0.2%
       5,750   Columbia Energy Group.............................        363,688
       3,700   Eastern Enterprises...............................        212,519
       3,000   NICOR, Inc. ......................................         97,500
       6,600   Oneok, Inc. ......................................        165,825
       4,800   Peoples Energy Corp. .............................        160,800
      28,600   The Williams Companies, Inc. .....................        874,087
                                                                    ------------
                                                                       1,874,419
                                                                    ------------
               Utilities - Telephone - 6.1%
      20,800   ALLTEL Corp. .....................................      1,719,900
     221,527   AT&T Corp. .......................................     11,242,495
     109,124   Bell Atlantic Corp. ..............................      6,717,946
     130,700   BellSouth Corp. ..................................      6,118,394
      67,000   GTE Corp. ........................................      4,727,687
      24,800 * Nextel Communications, Inc., Cl. A................      2,557,500
     236,981   SBC Communications, Inc. .........................     11,552,824
      62,200   Sprint Corp. .....................................      4,186,838
      32,400 * Sprint Corp. (PCS Group), Ser. 1..................      3,321,000
      35,995   U.S. West, Inc. ..................................      2,591,640
                                                                    ------------
                                                                      54,736,224
                                                                    ------------
               Utilities - 0.1%
      12,000   Central & South West Corp. .......................        240,000
      16,000   Unicom Corp. .....................................        536,000
                                                                    ------------
                                                                         776,000
                                                                    ------------
               Total Common Stocks (cost $569,328,639)...........    857,019,147
                                                                    ------------

                                   EVERGREEN
                            Select Equity Index Fund
                       Schedule of Investments (continued)
                         December 31, 1999 (unaudited)

  Principal
   Amount                                                             Value


 SHORT-TERM INVESTMENTS - 4.3%
             Repurchase Agreement - 4.1%

 $36,648,146 Cowen Securities Corp., 2.55%, dated 12/31/1999, maturing 1/3/2000, maturity
              value $36,655,934 (a).............................   $ 36,648,146
                                                                   ------------
             U.S. Government Agency Obligations - 0.2%
             U.S. Treasury Bills+
      10,000 4.885%, 1/13/2000..................................          9,984
      10,000 4.92%, 1/13/2000...................................          9,984
   1,180,000 4.955%, 2/3/2000...................................      1,174,640
     125,000 4.99%, 2/3/2000....................................        124,428
      25,000 5.04%, 1/27/2000...................................         24,909
     100,000 5.09%, 2/17/2000...................................         99,336
     465,000 5.10%, 2/17/2000...................................        461,934
      70,000 5.12%, 2/17/2000...................................         69,532
                                                                   ------------
                                                                      1,974,747
                                                                   ------------
             Total Short-Term Investments (cost $38,622,893)....     38,622,893
                                                                   ------------

             Total Investments -  (cost $607,951,532)....   100.2%  895,642,040
             Other Assets and Liabilities - net..........    (0.2)   (2,134,511)
                                                            -----  ------------
             Net Assets..................................   100.0% $893,507,529
                                                            =====  ============

(a) The repurchase agreement is fully collateralized by the U.S. govern-ment and/or agency obligations based on market prices plus accrued interest at December 31, 1999.
*   Non-income producing security.
** At December 31, 1999, the Fund owned 65,660 shares of First Union Corp. common stock, an affiliated issuer, with a cost of $3,841,204. During the period ended December 31, 1999, the Fund earned $61,203 in dividend income from this investment. This investment in First Union Corp. enables the Fund to maintain a similar weighting as that of the S&P 500 Index.
+ Securities are being held in a segregated account at the Fund's custo-dian for initial margin deposits on open futures contracts.

Futures Contracts - Long Position

                                Initial Contract     Value at      Unrealized
  Expiration      Contracts          Amount      December 31, 1999    Gain
 ----------------------------------------------------------------------------
  March 2000   94 S&P 500 Index   $33,667,733       $34,878,701    $1,210,968

Summary of Abbreviations:
NV  Naamloze Vennootschap (Dutch corporation)

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Special Equity Fund
                            Schedule of Investments
                         December 31, 1999 (unaudited)


   Shares                                                              Value

 COMMON STOCKS - 92.7%
               Banks - 1.9%
     147,901 * Imperial Bancorp..................................   $  3,568,112
                                                                    ------------
               Building, Construction & Furnishings - 0.9%
      32,574 * Aaon, Inc.........................................        468,251
      46,340 * Shaw Group, Inc...................................      1,172,981
                                                                    ------------
                                                                       1,641,232
                                                                    ------------
               Business Equipment & Services - 1.2%
      73,400 * Circle International Group, Inc...................      1,633,150
      12,299 * Startek, Inc......................................        445,839
      63,630 * Vision Twenty One, Inc............................        174,982
                                                                    ------------
                                                                       2,253,971
                                                                    ------------
               Chemical & Agricultural Products - 1.3%
     105,103 * Cemfirst, Inc.....................................      2,299,128
      24,233 * Hines Horticulture, Inc...........................        204,466
                                                                    ------------
                                                                       2,503,594
                                                                    ------------
               Communication Systems & Services - 5.6%
      14,824 * Active Voice Corp.................................        430,823
      47,964   Allen Telecom, Inc. ..............................        554,584
      26,600 * ANADIGICS, Inc. ..................................      1,255,187
      23,962 * Gilat Communications, Ltd. .......................        576,586
     106,027 * Metromedia Fiber Network, Inc., Cl. A.............      5,082,669
      23,982 * Performance Technologies, Inc. ...................        416,687
     155,147 * VDI Media.........................................      2,133,271
                                                                    ------------
                                                                      10,449,807
                                                                    ------------
               Consumer Products & Services - 4.9%
      54,309   Commonwealth Industries, Inc. ....................        706,017
      47,517 * Guess?, Inc. .....................................      1,033,495
      25,235 * Mobile Mini, Inc. ................................        542,552
      35,752 * NFO Worldwide, Inc................................        799,951
      34,411 * SCP Pool Corp.....................................        892,535
     123,994 * Sola International, Inc...........................      1,720,417
      93,683   Toro Co...........................................      3,495,547
                                                                    ------------
                                                                       9,190,514
                                                                    ------------
               Electrical Equipment & Services - 4.8%
      51,940   American Superconductor Corp......................      1,454,320
      41,301   Helix Technology Corp.............................      1,850,801
      34,880 * Mattson Technology, Inc...........................        597,320
      15,452 * Parlex Corp.......................................        406,581
      16,555 * Power One, Inc....................................        758,426
      36,391 * Radisys Corp. ....................................      1,855,941
      32,060 * Three-Five Systems, Inc. .........................      1,314,460
      42,308 * Windmere Durable Holdings, Inc....................        719,236
                                                                    ------------
                                                                       8,957,085
                                                                    ------------
               Electronic Equipment & Services - 4.0%
      36,450 * Aavid Thermal Technologies, Inc...................        895,303
      25,913 * American Xtal Technology, Inc.....................        451,858

   Shares                                                              Value

 COMMON STOCKS - continued
             Electronic Equipment & Services - continued
      31,445 * Astropower, Inc...................................   $    440,230
      18,103 * Bel Fuse, Inc. ...................................        504,621
      20,162 * C-COR.net Corp....................................      1,544,913
      19,250 * Elantec Semiconductor, Inc........................        635,250
      43,045 * LTX Corp..........................................        963,132
      12,837 * Universal Electronics, Inc........................        590,502
      37,198   Watkins-Johnson Co. ..............................      1,487,920
                                                                    ------------
                                                                       7,513,729
                                                                    ------------
             Finance & Insurance - 9.4%
      29,235   American Capital Strategies, Ltd. ................        665,096
      75,153   Dain Rauscher Corp................................      3,494,614
      38,740 * Data Broadcasting Corp............................        319,605
     112,430 * Delta Financial Corp. ............................        463,774
      74,337   E.W. Blanch Holdings, Inc.........................      4,553,141
      20,728 * First Sierra Financial, Inc. .....................        354,967
      34,589 * Insurance Auto Auctions, Inc......................        544,777
      19,801 * National Discount Brokers Group...................        522,251
      53,550 * New Century Financial Corp........................        843,413
      26,126   Southwest Securities Group, Inc...................        715,199
     256,328 * UICI..............................................      2,707,465
     109,640 * WFS Financial, Inc................................      2,316,145
                                                                    ------------
                                                                      17,500,447
                                                                    ------------
               Food & Beverage Products - 3.6%
     109,670   Applebee's International, Inc.....................      3,235,265
      68,852 * CEC Entertainment, Inc............................      1,953,676
     111,570 * Scheid Vineyards, Inc., Cl. A.....................        404,441
      61,013 * Triarc Companies, Inc. ...........................      1,121,114
                                                                    ------------
                                                                       6,714,496
                                                                    ------------
               Forest Products - 0.0%
       1,589   Deltic Timber Corp................................         34,759
                                                                    ------------
               Gaming - 0.2%
      22,700 * Argosy Gaming Corp................................        353,269
                                                                    ------------
               Healthcare Products & Services - 5.9%
     102,534 * Apria Healthcare Group, Inc. .....................      1,839,204
      73,534 * Brookdale Living Communities, Inc.................        909,983
      69,150 * Caremark Rx, Inc..................................        350,072
      91,420 * Chirex, Inc. .....................................      1,337,017
      87,910 * Computer Motion, Inc. ............................        967,010
      25,600 * Corixa Corp.......................................        435,200
      76,630 * Dura Pharmaceuticals, Inc.........................      1,068,031
      44,140 * Guilford Pharmaceuticals, Inc.....................        750,380
      77,024   Hooper Holmes, Inc................................      1,983,368
      33,206 * I-STAT Corp. .....................................        481,487
      34,058 * Novoste Corp......................................        561,957
      35,556 * ProxyMed, Inc.....................................        346,671
                                                                    ------------
                                                                      11,030,380
                                                                    ------------

                                   EVERGREEN
                           Select Special Equity Fund
                      Schedule of Investments (continued)
                         December 31, 1999 (unaudited)


   Shares                                                              Value

 COMMON STOCKS - continued
               Industrial Specialty Products & Services - 3.4%
      89,526 * Global Industrial Technologies, Inc. .............   $  1,163,838
      22,099 * II-VI, Inc........................................        444,742
     198,216   Mark IV Industries, Inc...........................      3,505,945
      61,820 * McDermott International, Inc......................        560,244
      43,237   Steel Technologies, Inc. .........................        626,937
                                                                    ------------
                                                                       6,301,706
                                                                    ------------
               Information Services & Technology - 9.4%
      37,675 * 4Front Technologies, Inc..........................        503,903
      31,601 * Computer Network Technology.......................        724,848
      60,850 * Concentric Network Corp. .........................      1,874,941
       9,016 * Ibis Technology Corp..............................        447,419
     154,480 * Maxtor Corp.......................................      1,119,980
      47,101 * Metacreations Corp. ..............................        404,774
      16,968 * Mikohn Gaming Corp................................         86,961
       8,726 * MIPS Technologies, Inc............................        453,752
      30,316 * MMC Networks, Inc.................................      1,042,112
      22,929 * MTI Technology Corp...............................        845,507
      15,436 * Netopia, Inc. ....................................        838,368
      43,592 * Peerless Systems Corp.............................        337,838
      26,965 * Pinnacle Systems, Inc. ...........................      1,097,138
      31,540 * Real Networks, Inc................................      3,794,656
      98,958 * S3, Inc...........................................      1,144,202
      36,858 * Tecnomatix Technologies, Ltd......................      1,059,667
      22,616 * Telescan, Inc. ...................................        558,333
      37,521 * Trimble Navigation, Ltd...........................        811,392
      12,122 * ZixIt Corp. ......................................        480,334
                                                                    ------------
                                                                      17,626,125
                                                                    ------------
               Machinery - Diversified - 1.0%
      31,222 * Applied Science & Tech, Inc.......................      1,037,644
      38,740 * Gasonics International Corp.......................        765,115
       1,590   Thermo Sentron, Inc...............................         23,055
                                                                    ------------
                                                                       1,825,814
                                                                    ------------
               Manufacturing - Distributing - 0.8%
       3,892   Lindsay Manufacturing Co. ........................         71,029
      25,210   Pentair, Inc......................................        970,585
      10,214 * Photon Dynamics, Inc. ............................        395,793
                                                                    ------------
                                                                       1,437,407
                                                                    ------------
               Metal Products & Services - 2.1%
      49,600 * Material Sciences Corp. ..........................        505,300
      22,669 * Maverick Tube Corp................................        559,641
      93,360   Quanex Corp. .....................................      2,380,680
      44,275   Summit Technology, Inc. ..........................        517,464
                                                                    ------------
                                                                       3,963,085
                                                                    ------------
               Oil/Energy - 3.7%
      63,700 * Barrett Resources Corp............................      1,875,169
      78,302 * Newfield Exploration Co. .........................      2,094,578
      26,502 * St. Mary Land & Exploration Co....................        655,924

   Shares                                                             Value

 COMMON STOCKS - continued
               Oil/Energy - continued
      41,912 * Stone Energy Corp................................   $  1,493,115
      52,211   Western Gas Resources, Inc. .....................        688,533
                                                                   ------------
                                                                      6,807,319
                                                                   ------------
               Oil Field Services - 3.5%
      16,800 * Cal Dive International, Inc......................        556,500
      73,100 * Hanover Compressor Co............................      2,759,525
      49,110 * Lone Star Technologies, Inc......................      1,368,941
      61,112 * Nabors Industries, Inc. .........................      1,890,653
                                                                   ------------
                                                                      6,575,619
                                                                   ------------
               Paper & Packaging - 0.6%
      70,192   Pope & Talbot, Inc. .............................      1,123,072
                                                                   ------------
               Pharmaceuticals - 2.5%
      40,718 * Advance Paradigm, Inc. ..........................        877,982
      17,594 * Biocryst Pharmaceuticals, Inc....................        519,023
      24,347 * SuperGen, Inc. ..................................        715,193
      44,456 * Transkaryotic Therapies, Inc.....................      1,711,652
      70,013 * Triangle Pharmaceuticals, Inc....................        897,042
                                                                   ------------
                                                                      4,720,892
                                                                   ------------
               Printing, Publishing, Broadcasting &
                Entertainment - 0.7%
      39,700 * Ascent Entertainment Group, Inc..................        503,694
      16,910 * SBS Broadcasting SA..............................        823,305
                                                                   ------------
                                                                      1,326,999
                                                                   ------------
               Real Estate - 4.1%
     120,125 * Choice Hotels, Inc., REIT........................      2,057,141
      54,400   Imperial Credit Commercial Mortgage Investment
                Corp., REIT.....................................        618,800
     198,792   Indymac Mortgage Holdings, Inc., REIT............      2,534,598
     124,116   LNR Property Corp................................      2,466,805
                                                                   ------------
                                                                      7,677,344
                                                                   ------------
               Retailing & Wholesale - 7.0%
      33,200 * Children's Place Retail Stores, Inc..............        545,725
      22,450 * Coldwater Creek, Inc.............................        460,225
      60,650 * Footstar, Inc....................................      1,849,825
      22,039 * Intertan, Inc....................................        575,769
      95,450 * Jack In The Box, Inc.............................      1,974,622
      18,603 * Kenneth Cole Productions, Inc., Cl. A............        851,087
      49,435 * Michaels Stores, Inc.............................      1,408,898
      47,204   Movado Group, Inc................................      1,029,637
      88,424 * Pacific Sunwear Of California....................      2,818,515
      74,620 * Sharper Image Corp...............................        946,741
      46,943 * Sunglass Hut International, Inc..................        528,109
                                                                   ------------
                                                                     12,989,153
                                                                   ------------
               Telecommunication Services & Equipment - 5.5%
      15,284 * Anaren Microwave, Inc............................        827,247
      10,329   Commnet Cellular, Inc............................        331,819
      18,690 * Intermedia Communications, Inc...................        725,406
      74,960 * NEXTLINK Communications, Inc., Cl. A.............      6,226,365
      69,150 * US LEC Corp., Cl. A..............................      2,230,087
                                                                   ------------
                                                                     10,340,924
                                                                   ------------

                                   EVERGREEN
                           Select Special Equity Fund
                      Schedule of Investments (continued)
                         December 31, 1999 (unaudited)


   Shares                                                              Value

 COMMON STOCKS - continued
               Thrift Institutions - 0.0%
       8,342   Warren Bancorp, Inc...............................   $     62,565
                                                                    ------------
               Transportation - 4.7%
      60,459 * American Freightways Corp.........................        978,680
      23,499 * Amtran, Inc.......................................        455,293
     149,000 * Arkansas Best Corp. ..............................      1,788,000
      39,300   CNF Transportation, Inc...........................      1,355,850
      17,969 * Forward Air Corp..................................        779,405
      67,730 * Genesee & Wyoming, Inc............................        872,024
      49,739 * M.S. Carriers, Inc................................      1,187,519
      61,179   Roadway Express, Inc..............................      1,322,996
                                                                    ------------
                                                                       8,739,767
                                                                    ------------
               Total Common Stocks
                (cost $150,830,089)..............................    173,229,186
                                                                    ------------

  Principal
   Amount                                                           Value

 SHORT-TERM INVESTMENTS - 7.2%
             Repurchase Agreement - 7.2%
 $13,370,717 Cowen Securities Corp.,
              2.55%, dated 12/31/1999, maturing 1/3/2000,
              maturity value $13,373,558
              (cost $13,370,717) (a)......................          $ 13,370,717
                                                                    ------------
             Total Investments -
              (cost $164,200,806).........................    99.9%  186,599,903
             Other Assets and
              Liabilities - net...........................     0.1       205,604
                                                             -----  ------------
             Net Assets...................................   100.0% $186,805,507
                                                             =====  ============

(a) The repurchase agreement is fully collateralized by the U.S. government and/or agency obligations based on market prices plus accrued interest at December 31, 1999.
*   Non-income producing security.

Summary of Abbreviations:
REIT Real Estate Investment Trust

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Equity Growth Funds
                      Statements of Assets and Liabilities
                         December 31, 1999 (Unaudited)

                                                    Equity Index  Special Equity
                                                        Fund           Fund
--------------------------------------------------------------------------------
Assets
 Identified cost of securities....................  $607,951,532   $164,200,806
 Net unrealized gains on securities...............   287,690,508     22,399,097
--------------------------------------------------------------------------------
 Market value of securities.......................   895,642,040    186,599,903
 Receivable for securities sold...................             0      1,410,770
 Receivable for Fund shares sold..................     2,176,584      1,357,726
 Dividends and interest receivable................       762,262         38,375
 Receivable for daily variation margin on open
  futures contracts...............................        79,900              0
 Prepaid expenses and other assets................        68,759        106,536
--------------------------------------------------------------------------------
 Total assets.....................................   898,729,545    189,513,310
--------------------------------------------------------------------------------
Liabilities
 Distributions payable............................        71,646              0
 Payable for securities purchased.................       569,888      2,355,035
 Payable for Fund shares redeemed.................     4,416,716        167,955
 Advisory fee payable.............................       109,238        127,465
 Distribution Plan expenses payable...............        19,886          2,153
 Due to other related parties.....................        16,362         14,868
 Accrued expenses and other liabilities...........        18,280         40,327
--------------------------------------------------------------------------------
 Total liabilities................................     5,222,016      2,707,803
--------------------------------------------------------------------------------
Net assets........................................  $893,507,529   $186,805,507
================================================================================
Net assets represented by
 Paid-in capital..................................  $609,266,645   $144,211,515
 Undistributed (overdistributed) net investment
  income or loss..................................       (22,986)      (277,608)
 Accumulated net realized gains or losses on
  securities and futures contracts................    (4,637,606)    20,472,503
 Net unrealized gains or losses on securities and
  futures contracts...............................   288,901,476     22,399,097
--------------------------------------------------------------------------------
Total net assets..................................  $893,507,529   $186,805,507
================================================================================
Net assets consists of
 Class I..........................................  $596,017,026   $144,593,189
 Class IS.........................................    41,275,114      6,928,475
 Class A..........................................    57,809,096     12,340,316
 Class B..........................................   175,929,902     14,437,244
 Class C..........................................    22,476,391      8,506,283
--------------------------------------------------------------------------------
Total net assets..................................  $893,507,529   $186,805,507
--------------------------------------------------------------------------------
Shares outstanding
 Class I..........................................    10,770,403      9,681,898
 Class IS.........................................       746,195        470,141
 Class A..........................................     1,044,975        838,202
 Class B..........................................     3,184,547        982,262
 Class C..........................................       406,416        578,462
--------------------------------------------------------------------------------
Net asset value per share
 Class I..........................................  $      55.34   $      14.93
================================================================================
 Class IS.........................................  $      55.31   $      14.74
================================================================================
 Class A..........................................  $      55.32   $      14.72
================================================================================
 Class A--Offering price (based on sales charge of
  4.75%)..........................................  $      58.08   $      15.46
================================================================================
 Class B..........................................  $      55.24   $      14.70
================================================================================
 Class C..........................................  $      55.30   $      14.70
================================================================================

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Equity Growth Funds
                            Statements of Operations
                 Six Months Ended December 31, 1999 (Unaudited)

                                                     Equity Index  Special Equity
                                                         Fund           Fund
---------------------------------------------------------------------------------
Investment income
 Dividends (net of foreign withholding taxes of
  $21,367 and $0, respectively)....................  $ 4,712,143    $   252,596
 Interest..........................................      654,361        308,321
---------------------------------------------------------------------------------
Total investment income............................    5,366,504        560,917
---------------------------------------------------------------------------------
Expenses
 Advisory fee......................................    1,560,050        997,275
 Distribution Plan expenses........................      850,250         41,956
 Administrative services fees......................       88,603         38,964
 Transfer agent fee................................      379,739         31,844
 Trustees' fees and expenses.......................        6,877          1,628
 Printing and postage expenses.....................       20,025          3,877
 Custodian fee.....................................       99,922         23,619
 Registration and filing fees......................       14,815         10,218
 Professional fees.................................       11,972          8,368
 Other.............................................        2,364          8,650
---------------------------------------------------------------------------------
   Total expenses..................................    3,034,617      1,166,399
   Less: Expense reductions........................      (12,886)        (9,536)
     Fee waivers...................................   (1,001,444)      (318,660)
---------------------------------------------------------------------------------
   Net expenses....................................    2,020,287        838,203
---------------------------------------------------------------------------------
 Net investment income (loss)......................    3,346,217       (277,286)
=================================================================================
Net realized and unrealized gains or losses on
 securities and futures contracts
 Net realized gains or losses on:
 Securities........................................   (3,759,754)    30,286,318
 Futures contracts.................................    1,947,702              0
---------------------------------------------------------------------------------
 Net realized gains or losses on securities and
  futures contracts................................   (1,812,052)    30,286,318
---------------------------------------------------------------------------------
 Net change in unrealized gains on securities and
  futures contracts................................   60,151,070      1,932,613
---------------------------------------------------------------------------------
 Net realized and unrealized gains on securities
  and futures contracts............................   58,339,018     32,218,931
---------------------------------------------------------------------------------
 Net increase in net assets resulting from
  operations.......................................  $61,685,235    $31,941,645
=================================================================================

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Equity Growth Funds
                      Statements of Changes in Net Assets
                 Six Months Ended December 31, 1999 (Unaudited)

                                                    Equity Index  Special Equity
                                                        Fund           Fund
--------------------------------------------------------------------------------
 Operations
   Net investment income or loss..................  $  3,346,217   $   (277,286)
   Net realized gains or losses on securities and
    futures contracts.............................    (1,812,052)    30,286,318
   Net change in unrealized gains or losses on
    securities and futures contracts..............    60,151,070      1,932,613
--------------------------------------------------------------------------------
    Net increase in net assets resulting from
     operations...................................    61,685,235     31,941,645
--------------------------------------------------------------------------------
 Distributions to shareholders from
   Net investment income
     Class I......................................    (3,254,400)             0
     Class IS.....................................      (173,362)             0
     Class A......................................      (219,005)             0
     Class B......................................      (207,957)             0
     Class C......................................       (20,838)             0
 Net realized gains
     Class I......................................    (3,855,784)      (856,226)
     Class IS.....................................      (264,381)   (21,494,235)
     Class A......................................      (358,623)      (503,264)
     Class B......................................    (1,092,585)      (545,776)
     Class C......................................      (131,127)      (362,155)
--------------------------------------------------------------------------------
     Total distributions to shareholders..........    (9,578,062)   (23,761,656)
--------------------------------------------------------------------------------
 Capital share transactions
   Proceeds from shares sold......................   265,238,776     86,852,769
   Payment for shares redeemed....................  (190,853,654)   (47,793,845)
   Net asset value of shares issued in
    reinvestment of distributions.................     9,073,094     18,557,642
--------------------------------------------------------------------------------
    Net increase in net assets resulting from
      capital share transactions..................    83,458,216     57,616,566
--------------------------------------------------------------------------------
      Total increase in net assets................   135,565,389     65,796,555
 Net assets
   Beginning of period............................   757,942,140    121,008,952
--------------------------------------------------------------------------------
   End of period..................................  $893,507,529   $186,805,507
================================================================================
 Undistributed (overdistributed) net investment
  income or loss..................................  $    (22,986)  $   (277,608)
================================================================================

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Equity Growth Funds
                      Statements of Changes in Net Assets
                            Year Ended June 30, 1999

                                                  Equity Index   Special Equity
                                                      Fund            Fund
-------------------------------------------------------------------------------
 Operations
   Net investment income or loss................. $   5,015,981   $   (293,653)
   Net realized gains on securities and futures
    contracts....................................    19,118,855     17,426,693
   Net change in unrealized gains on securities
    and futues contracts.........................    69,198,431     14,600,653
-------------------------------------------------------------------------------
    Net increase in net assets resulting from
     operations..................................    93,333,267     31,733,693
-------------------------------------------------------------------------------
 Distributions to shareholders from
   Net investment income
     Class I.....................................    (4,162,159)             0
     Class IS....................................      (242,056)             0
     Class A.....................................       (80,573)             0
     Class B.....................................       (52,475)             0
     Class C.....................................          (692)             0
   Net realized gains
     Class I.....................................   (17,615,538)    (7,643,649)
     Class IS....................................    (2,041,449)      (298,735)
     Class A.....................................       (10,507)             0
     Class B.....................................       (32,427)             0
-------------------------------------------------------------------------------
     Total distributions to shareholders.........   (24,237,876)    (7,942,384)
-------------------------------------------------------------------------------
 Capital share transactions
   Proceeds from shares sold.....................   473,037,440     44,330,181
   Payment for shares redeemed...................  (136,826,407)   (32,256,122)
   Net asset value of shares issued in
    reinvestment of distributions................    22,881,422      7,935,176
-------------------------------------------------------------------------------
     Net increase in net assets resulting from
      capital share transactions.................   359,092,455     20,009,235
-------------------------------------------------------------------------------
      Total increase in net assets...............   428,187,846     43,800,544
 Net assets
   Beginning of period...........................   329,754,294     77,208,408
-------------------------------------------------------------------------------
   End of period................................. $ 757,942,140   $121,008,952
-------------------------------------------------------------------------------
 Undistributed (overdistributed) net investment
  income or loss................................. $     506,359   $       (322)
-------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

               Combined Notes to Financial Statements (Unaudited)

1. ORGANIZATION

The Evergreen Select Equity Funds consist of Evergreen Select Equity Index Fund ("Equity Index Fund") and Evergreen Select Special Equity Fund ("Special Equity Fund"), each of which is a diversified series of Evergreen Select Equity Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Invest-ment Company Act of 1940, as amended (the "1940 Act").

The Funds offer Class A, Class B, Class C, Institutional shares ("Class I"), and Institutional Service shares ("Class IS"). Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997, follow the conversion rights at the time the shares were purchased. Class C shares are sold subject to contingent deferred sales charge payable on the shares redeemed within one year after the month of purchase. Class I and Class IS shares are sold without a front-end sales charge or contingent deferred sales charge. Class IS shares pay an ongoing service fee. Class I and Class IS shares are sold only to certain institutional shareholders.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
Securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") are valued at the last reported sales price on the exchange where primarily traded. Securities traded on an exchange or NMS and other securities traded in the over-the-counter market for which there has been no sale are valued at the mean between the last reported bid and asked price. Securities for which valuations are not readily available from an inde-pendent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees. Short-term investments with remaining maturities of 60 days or less at the time of purchase are carried at amortized cost, which approxi-mates market value.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. Col-lateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment adviser to be creditworthy pursuant to guidelines established by the Board of Trustees.

C. Futures Contracts
In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts.

The initial margin deposited with a broker when entering into a futures trans-action is subsequently adjusted by daily payments or receipts ("variation mar-gin") as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an il-liquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities.

D. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date there-after when the Fund is made aware of the dividend. Income and capital gains re-alized on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

E. Federal Taxes
The Funds intend to continue to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended ("Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distrib-ute all of their net investment company taxable income and net capital gains, if any, to their shareholders. The Funds also intend to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

F. Distributions
Distributions from net investment income, if any, for the Funds are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles.

G. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

3. INVESTMENT ADVISORY AGREEMENTS AND OTHER AFFILIATED TRANSACTIONS

First Capital Group, a division of First Union National Bank ("FUNB"), serves as the investment advisor to the Equity Index Fund and is paid an advisory fee that is computed daily and paid monthly at an annual rate of 0.40% of the Fund's average daily net assets.

Meridian Investment Company ("Meridian"), an indirect, wholly-owned subsidiary of First Union Corporation ("First Union"), serves as the investment advisor to Special Equity Fund. In return for its services, Meridian is paid an annual fee equal to 1.00% of average daily net assets of the Fund. Prior to November 1, 1999 the Fund paid Meridian a fee at the annual rate of 1.50% of the Fund's av-erage daily net assets.

Each investment adviser has voluntarily agreed to waive a portion of the in-vestment advisory fee on their respective Fund. For the six months ended Decem-ber 31, 1999, the investment advisers voluntarily reduced their fees as fol-lows:

                                                           % of Average
                                                         Daily Net Assets
                                             Fee Waivers   (annualized)
                                             ----------------------------
         Equity Index Fund.................. $1,001,444        0.13%
         Special Equity Fund................    318,660        0.20%

Evergreen Investment Services ("EIS"), an indirect, wholly-owned subsidiary of FUNB, is the administrator and The BISYS Group, Inc. ("BISYS") serves as sub-administrator to the Funds. As administrator, EIS provides the

Funds with facilities, equipment and personnel. As sub-administrator to the Funds, BISYS provides the officers of the Funds. Officers of the Funds and af-filiated Trustees receive no compensation directly from the Funds.

The administrator and sub-administrator for each Fund are entitled to an annual fee based on the average daily net assets of the Funds for which First Union or its investment advisory subsidiaries are also the investment advisors. The ad-ministration fee for Equity Index Fund is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets in-crease, to the average daily net asset value of the Fund. The sub-administra-tion fee for the Equity Index Fund is calculated by applying percentage rates, which start at 0.01% and decline to 0.004% per annum as net assets increase, to the average daily net asset value of the Fund. Effective November 1, 1999 the Special Equity Fund pays the administrator and sub-administrator a combined fee at an annual rate of 0.10% of the Fund's average daily net assets. For the six months ended December 31, 1999, the Funds paid or accrued the following amounts for administrative and sub-administrative services:

                                Administration Fee Sub-administration Fee
                                -----------------------------------------
         Equity Index Fund.....      $69,431              $19,172
         Special Equity Fund...       36,608                2,356

Evergreen Service Company ("ESC"), an indirect, wholly-owned subsidiary of FUNB, serves as the transfer and dividend disbursing agent for the Funds.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly owned subsidiary of BISYS, serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Distribution plans permit each Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primar-ily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund as Distribution Plan expenses. Under the Distribu-tion Plans, Class A and Class IS incur distributions fees equal to 0.25% of the average daily net asset of the class, all of which is used to pay for share-holder service fees. Class B and Class C incur distribution fees equal to 1.00% of the average daily net assets of each class. Of this amount, 0.25% of the distribution fees incurred is used to pay for shareholder service fee, and 0.75% is used to pay for distribution-related costs. Distribution Plan expenses are calculated daily and paid at least quarterly.

During the six months ended December 31, 1999, amounts paid or accrued to EDI pursuant to each Fund's Class A, Class B, Class C and Class IS Distribution Plans were as follows:

                                      Class A Class B  Class C Class IS
                                      ---------------------------------
         Equity Index Fund........... $57,172 $683,670 $62,046 $47,362
         Special Equity Fund.........   4,790   19,254  11,184   6,728

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is per-mitted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

5. ACQUISITIONS

Effective on the close of business July 24, 1998, Equity Index Fund and Special Equity Fund (collectively, "Evergreen Funds") acquired all of the net assets and certain liabilities of the CoreFund Equity Index Fund ("Core Index Fund") and CoreFund Special Equity Fund ("Core Special Fund") (collectively, "CoreFunds"), respectively, each an open-end, management investment company, registered under 1940 Act, through tax-free exchanges of shares. Shareholders of Class A, Class B and Class Y shares of the CoreFunds became owners of that number of full and fractional shares of Class IS, Class IS and Class I shares, respectively, of Equity Index Fund and Special Equity Fund, having an aggregate net asset value equal to the aggregate net asset value of their CoreFund shares immediately prior to the close of business on July 24, 1998. As a result of these transactions, shareholders of Core Index Fund, Class B received 43,220 shares of Equity Index Fund, Class IS and share-holders of Core Special Fund, Class B received 22,353 shares of Special Equity Fund, Class IS.

The Evergreen Funds had no operations prior to the acquisition. Since Evergreen Funds and the CoreFunds were similar funds, and the CoreFunds contributed the majority of the net assets and shareholders, their basis of accounting for as-sets and liabilities and their operating results for prior periods are carried forward as the accounting survivors. CoreFunds Class A and Class Y shares were the predecessor share classes to the Evergreen Fund Class IS and Class I. The amounts relating to these transactions are reflected in proceeds from shares sold in both the Statements of Changes in Net Assets and footnote 6--Capital Shares Transactions.

6. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C, Class I and Class IS. Transactions in shares of the Funds were as follows:


Equity Index Fund

                             Six Months Ended              Year Ended
                            December 31, 1999            June 30, 1999*
                         -------------------------  -------------------------
                           Shares       Amount        Shares       Amount
------------------------------------------------------------------------------
Class I Shares
Shares sold.............  2,714,036  $ 139,230,797   6,042,847  $ 285,769,694
Shares redeemed......... (3,037,812)  (154,319,442) (2,377,803)  (106,433,062)
Shares issued in
 reinvestment of
 distributions..........    128,166      6,735,775     473,952     20,448,200
------------------------------------------------------------------------------
Net increase
 (decrease).............   (195,610)    (8,352,870)  4,138,996    199,784,832
------------------------------------------------------------------------------
Class IS Shares
Shares sold.............     48,840      2,430,292     485,500     22,872,676
Shares redeemed.........    (41,956)    (2,150,499)    (65,194)    (6,348,972)
Shares issued in
 reinvestment of
 distributions..........      8,151        428,319      52,714      2,258,939
------------------------------------------------------------------------------
Net increase............     15,035        708,112     473,020     18,782,643
------------------------------------------------------------------------------
Class A Shares
Shares sold.............    756,181     38,734,531   1,148,902     56,545,137
Shares redeemed.........   (456,151)   (23,090,765)   (416,523)   (20,942,814)
Shares issued in
 reinvestment of
 distributions..........     10,688        562,030       1,878         90,280
------------------------------------------------------------------------------
Net increase............    310,718     16,205,796     734,257     35,692,603
------------------------------------------------------------------------------
Class B Shares
Shares sold.............  1,299,527     66,654,427   2,124,978    104,464,062
Shares redeemed.........   (202,349)   (10,411,337)    (62,624)    (3,100,383)
Shares issued in
 reinvestment of
 distributions..........     23,203      1,224,747       1,812         83,415
------------------------------------------------------------------------------
Net increase............  1,120,381     57,467,837   2,064,166    101,447,094
------------------------------------------------------------------------------
Class C Shares
Shares sold.............    354,024     18,188,729      67,034      3,385,871
Shares redeemed.........    (16,940)      (881,611)        (23)        (1,176)
Shares issued in
 reinvestment of
 distributions..........      2,309        122,223          12            588
------------------------------------------------------------------------------
Net increase............    339,393     17,429,341      67,023      3,385,283
------------------------------------------------------------------------------
Net increase............             $  83,458,216              $ 359,092,455
--------------------------------------------------------------------------------

* The Class A, Class B and Class C amounts represented are for the periods from November 4, 1998, November 3, 1998 and April 30, 1998 (commencement of class operations) respectively, to June 30, 1999.

Special Equity Fund

                              Six Months Ended             Year Ended
                              December 31, 1999           June 30, 1999
                           ------------------------  ------------------------
                             Shares       Amount       Shares       Amount
------------------------------------------------------------------------------
Class I Shares
Shares sold...............  3,636,294  $ 50,794,090   3,681,321  $ 43,045,845
Shares redeemed........... (3,410,628)  (45,110,609) (2,831,875)  (30,671,560)
Shares issued in
 reinvestment of
 distributions............  1,218,885    16,635,988     812,275     7,643,511
------------------------------------------------------------------------------
Net increase..............  1,444,551    22,319,469   1,661,721    20,017,796
------------------------------------------------------------------------------
Class IS Shares
Shares sold...............    233,160     3,217,378     114,558     1,284,336
Shares redeemed...........   (105,268)   (1,428,345)   (146,994)   (1,584,562)
Shares issued in
 reinvestment of
 distributions............     54,558       730,361      31,295       291,665
------------------------------------------------------------------------------
Net increase (decrease)...    182,450     2,519,394      (1,141)       (8,561)
------------------------------------------------------------------------------
Class A Shares*
Shares sold...............    865,326    11,776,769          --            --
Shares redeemed...........    (56,329)     (805,836)         --            --
Shares issued in
 reinvestment of
 distributions............     29,205       424,607          --            --
------------------------------------------------------------------------------
Net increase..............    838,202    11,395,540          --            --
------------------------------------------------------------------------------
Class B Shares*
Shares sold...............    967,171    13,156,370          --            --
Shares redeemed...........    (16,784)     (225,607)         --            --
Shares issued in
 reinvestment of
 distributions............     31,875       460,215          --            --
------------------------------------------------------------------------------
Net increase..............    982,262    13,390,978          --            --
------------------------------------------------------------------------------
Class C Shares*
Shares sold...............    573,243     7,908,162          --            --
Shares redeemed...........    (15,997)     (223,448)         --            --
Shares issued in
 reinvestment of
 distributions............     21,216       306,471          --            --
------------------------------------------------------------------------------
Net increase..............    578,462     7,991,185          --            --
------------------------------------------------------------------------------
Net increase..............             $ 57,616,566              $ 20,009,235
--------------------------------------------------------------------------------

* For the period from August 30, 1999 (commencement of class operations) to De-cember 31, 1999.


7. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows for the six months ended December 31, 1999:

                                    Cost of Purchases Proceeds from Sales
                                    -------------------------------------
         Equity Index Fund.........   $138,441,461       $ 67,509,962
         Special Equity Fund.......    176,211,455        150,562,804

8. EXPENSE REDUCTIONS

The Funds have entered into an expense reduction arrangements with ESC and their custodian whereby credits realized as a result of uninvested cash bal-ances were used to reduce a portion of each Fund's related expenses. The assets deposited with ESC and the custodian under these expense reduction arrangements could have been invested in income-producing assets. The amount of expense re-ductions received by each Fund and the impact on each Fund's expense ratio rep-resented as a percentage of its average daily net assets were as follows:

                                                           % of Average
                                               Expense   Daily Net Assets
                                              Reductions   (annualized)
                                              ---------------------------
         Equity Index Fund...................  $12,886         0.00%
         Special Equity Fund.................    9,536         0.00

9. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the Funds may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

Certain Evergreen Funds, State Street Bank and Trust Company ("State Street") and Bank of New York ("BONY") entered into a renewed financing agreement dated December 22, 1998. Under this agreement, the State Street and BONY provided an unsecured credit facility in the aggregate amount of $150 million ($125 million committed and $25 million uncommitted). The credit facility was allocated, un-der the terms of the financing agreement, between the Banks. The credit facil-ity was accessed by the Funds for temporary or emergency purposes only and was subject to each Fund's borrowing restrictions. Borrowings under this facility bore interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum was incurred on the unused portion of the committed facili-ty, which will be allocated to all funds. This agreement was terminated on July 27, 1999.

On July 27, 1999, all of the Evergreen Funds and a group of banks (the "Lend-ers") entered into a credit agreement. Under this agreement, the Lenders pro-vide an unsecured revolving credit commitment in the aggregate amount of $1.050 billion. The credit facility is allocated, under the terms of the financing agreement, among the Lenders. The credit facility is accessed by the Funds for temporary or emergency purposes to fund the redemption of their shares or a general working capital as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.75% per annum above the Fed-eral Funds rate (1.50% per annum above the Federal Funds rate during the period from and including December 1, 1999 through and including January 31, 2000). A commitment fee of 0.10% per annum is incurred on the average daily unused por-tion of the revolving credit commitment. The commitment fee is allocated to all Funds. For its assistance in arranging this financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $250,000. State Street serves as paying agent for the Funds and as paying agent is entitled to a fee of $20,000 per annum, which was allocated to all the Funds.

During the six months ended December 31, 1999, the Funds had no borrowings un-der these agreements.

11. SUBSEQUENT EVENT

Effective February 1, 2000, the maximum deferred sales charge for Class C shares is changed to 2.00%. Class C shares purchased on or after February 1, 2000 are subject to a 2.00% contingent deferred sales charge if such shares are redeemed within one year after the month of purchase, and a 1.00% contingent deferred sales charge if such shares are redeemed within two years after the month of purchase. Class C shares purchased prior to February 1, 2000 follow the contingent deferred sales charge schedule at the time the shares were ini-tially purchased.

                            Evergreen Select Funds

Money Market
Money Market Fund
Treasury Money Market Fund
100% Treasury Money Market Fund
Municipal Money Market Fund
U.S. Government Money Market Fund

Municipal Fixed
Income
Intermediate Term Municipal Bond Fund

Taxable Fixed
Income
International Bond Fund
Total Return Bond Fund
Income Plus Fund
Core Bond Fund
Fixed Income Fund
Adjustable Rate Fund
Limited Duration Fund

Growth and Income/
Balanced
Equity Income Fund
Balanced Fund

Growth
Special Equity Fund
Small Cap Growth Fund
Small Company Value Fund
Secular Growth Fund
Strategic Growth Fund
Core Equity Fund
Equity Index Fund
Large Cap Blend Fund
Strategic Value Fund
Diversified Value Fund
Social Principles




68276                                                   552500         2/2000


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